UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
 (Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
 (Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
 (Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

Annual Report
September 30, 2017

The Leuthold Funds

Leuthold Core Investment Fund
Retail Class Shares    LCORX
Institutional Class Shares    LCRIX

Leuthold Global Fund
Retail Class Shares    GLBLX
Institutional Class Shares    GLBIX

Leuthold Select Industries Fund   LSLTX

Leuthold Global Industries Fund
Retail Class Shares    LGINX
Institutional Class Shares    LGIIX

Grizzly Short Fund   GRZZX

The Leuthold Funds

The Leuthold Funds

Dear Fellow Shareholders:

One year ago, after months of buildup, the U.S. presidential election was a market-moving event. The commonly accepted wisdom, and feared for months in advance, was that a Trump win would crater the market. To the contrary, the Trump victory ignited a rally that was led by U.S. cyclicals; the smaller the market cap the better. Along with higher stock prices, bond yields jumped and the dollar surged in anticipation of Trump’s new policies.

Confidence likewise surged in the weeks following the presidential election, and 2017 commenced with fairly uniform intensity across all capitalization tiers and most equity sectors. Interest-sensitive groups—like Banks, Brokerage, and Insurers—also strengthened on a relative basis as bond yields climbed, suggesting that interest rates hadn’t moved up enough to provide serious competition for stocks.

Driven by an increase in consumer and business sentiment, global equities soared; international stocks, especially Emerging Markets, performed even better than U.S. stocks. The most impressive part may be that this happened in the face of the now-uncertain future of the Trump administration policies that boosted stocks at the end of 2016. While most of the attention was focused on Washington D.C. and Trump Twitter, the rest of the world was showing higher economic growth than expected.

Despite disappointments in fiscal policy and macro-economic data, the “Goldilocks”  environment persevered. Global economic expansion broadened further, while inflation remained muted. Interest rates were well-contained despite multiple central banks embarking on the tightening path. A weaker dollar helped international stocks and loosened U.S. financial conditions. Our economic and market analyses together supported above-average exposure to equities, and our tactical portfolios were positioned this year with an average 65% in stocks—near the upper end of the strategy parameters.

The Leuthold Funds’ domestic and global long-equity strategies and tactical portfolios flourished in the environment of the last twelve months. The late phase of a bull market generally features well-defined trends in industry group leadership; this is an environment that’s ideal for our quantitative approach. Our equity portfolios were well ahead of their benchmarks for the year, with the models correctly capturing big moves in several sectors, while sidestepping underperformers. Despite the upward trajectory for risk assets, our short-only strategy also did not disappoint; it outperformed its peer fund category by a very wide margin, and convincingly surpassed the inverse comparators of the broad market indexes.

From a purely technical point of view, if a bear market is born in the near future, it would have to be considered the result of some sort of “immaculate conception.”  New S&P 500 highs have been confirmed by all of the other benchmarks considered ‘critically needed’ to sustain the bull, and a secondary set of indexes that we consider less critical—but still  ‘nice to have’ —has also been making new highs in virtual lockstep with the blue chips. There remain leaders and laggards, but that’s very different from saying there are major internal divergences.

While it doesn’t rule out the possibility of a short-term setback, this remarkable level of bullish “agreement”  across the U.S. market stacks the odds heavily against an imminent cyclical top. Notwithstanding the higher risk, ever-pricier stock market valuations, it is evident that the bull market is beckoning for even more elevated levels before giving up the ghost.

Herein, we examine investment allocations and portfolio characteristics that materially influenced the performance of each Leuthold Fund strategy during the fiscal year ended September 30, 2017.

The Leuthold Funds - 2017 Annual Report	1

ANNUAL PERFORMANCE REVIEW

Leuthold Core Investment Fund

Our market disciplines maintained a generally positive stance toward stocks for the fiscal year ended September 30, 2017; equity exposure was held in the upper bounds of the parameters, at 65% on average. Elevated stock valuations—the product of an eight and a half year old bull market—prompted us to stop short of the Fund’s 70% maximum level for equities that would normally accompany our bullish outlook.

For the fiscal year, the Leuthold Core Investment Fund posted a strong +14.31% total return (retail share class). This was markedly better than the Morningstar Tactical Allocation peer group +9.31% total return. Versus the fully-invested S&P 500 +18.61% total return, the Fund trailed by a spread of about 4%. Bearing in mind the Fund’s stock exposure is curbed at a level about one-third lower, we are very pleased with its relatively small performance deficit to the fully-invested benchmark.

The best performing portfolio component was U.S.-traded long stocks; the allocation, via the Leuthold Select Industries strategy, outdid both its peer-group average and the S&P 500. This is a turnaround from 2015-16 when the allocation substantially trailed both comparators. The year’s outperformance in this allocation is attributable almost entirely to its overweight sector positions in Information Technology and Industrials. More performance details related to this equity exposure can be found under the Leuthold Select Industries section.

U.S.-traded stock exposure is accompanied by the Fund’s long-time position in globally traded Emerging Market (EM) equities. This is an important diversification segment among global market opportunities. Having integrated it as a distinct equity subset twenty years ago, the Leuthold Core Investment Fund’s management team recognized the theme’s significance earlier than most.

The Fund held 6.2% on average in EM stocks during the fiscal year—almost double that of the prior year. The larger position was rewarded, as EM stocks maintained a steady track of recovery. Improving on the 2015-16 FY result of nearly +15%, this position’s last twelve months’ cumulative total return was +23%, nearly on par with the MSCI Emerging Market (EM) Index +25% total return. On a stand-alone return basis, this was the Fund’s number one performer; however, contribution to the Fund’s overall return translated to just +1.32% after factoring in its relatively minor share of portfolio assets.

●
China and South Korea were the Fund’s two most additive EM exposures with a joint contribution of +9.97%; this, however, trailed the benchmark’s respective exposure results (+11.47%). An overweight Hong Kong holding was an advantage over the benchmark’s exposure as it provided a meaningfully larger contribution, +3.02% versus +0.82%, respectively. Other heavyweight country allocations outperforming in the Fund, versus corresponding MSCI EM positions, included Poland, Greece, Chile, Thailand, and Turkey.

●
Indian stocks, in general, had relatively strong results during the year but the Fund was underweight here. Moreover, based on the Fund’s particular holdings, India was its largest country detractor, providing a small loss. This indicates that while the country allocation was well-chosen, the Fund’s Indian stock selection was poor. Equity selection was likewise inferior with the Fund’s positions in Hungary, Mexico, and the Philippines; these contributed small losses to the Fund versus net gains of the respective MSCI EM holdings. The only other small country detractor to performance was the Fund’s Singapore holding.

2	The Leuthold Funds - 2017 Annual Report

Due to the deterioration of a variety of Attitudinal measures we monitor, in late July the Fund incorporated a small equity hedge to position more defensively in the near-term. The hedge was value-added in August as Small and Mid Caps suffered losses, while Large Caps were flat. As the market rebounded in September, the hedge lost money, more than offsetting its prior month’s gain. The position’s overall net loss for the FY had negligible impact, as the brief holding period did not pull enough weight to make a difference. Overall, the hedge equated to an average 6% weight during the roughly two-month holding period.

Fixed income is determined by a top-down tactical allocation framework. A multi-factor model is employed to first evaluate “risk”and assess whether lower-risk vehicles, such as Developed Market government securities, or higher-risk vehicles (credits) should be favored. The lower-risk category includes nominal and inflation-linked government securities, whereas the higher-risk segment contains vehicles across a range of credit classes.

The Fund remained underweight fixed income through the year, and held very short duration. Multiple central banks have embarked on a tightening path, the Federal Reserve has lifted the Funds rate four times thus far, the Fed is also expected to soon begin contracting its expansive balance sheet, and yields are anticipated to continue on an upward trend. Considering the substantial risk, we don’t see any reason to be aggressive in this space. Over the last twelve months, fixed income was held at an average 22% of assets—a little higher than the 19% average during FY 2015-16. The position has been slowly creeping toward the Fund’s normal guideline minimum of 30%, but there is still a sizable gap to close. At present, the overall allocation is viewed as a shock absorber to potentially negative surprises in the equity market.

As a means of diversification, fixed income assets were distributed across a range of securities with varying risk profiles, including government securities and credits. Similar to the last two years, Developed Market Sovereign Debt was the largest subclass at 12% average weight. Quality Corporate Bonds, MBS Bond Funds, and Emerging Market Sovereign Debt were also full-year allocations with FY average weights of 4%, 2%, and 2%, respectively. Municipal Bonds and High Yield Bonds were sold before year end (partial-year average weights were each less than 1%). Collectively, the small gains and losses from these assorted fixed income components provided a relatively inconsequential net loss of seven basis points.

Leuthold Global Fund

This tactical allocation fund is the global counterpart of the Leuthold Core Investment Fund. In our quant work, U.S. and foreign stock market risk is evaluated by a single macro-analysis tool.  Accordingly, major defensive (or offensive) asset allocation modifications described in this section will echo those of the Leuthold Core Investment Fund; investment vehicles, allocation weights, and performance may vary.

Our market disciplines maintained a generally positive stance toward stocks for the fiscal year ended September 30, 2017; equity exposure was held in the upper bounds of the parameters, at 65% on average. Elevated stock valuations—the product of an eight and a half year old bull market—prompted us to stop short of the Fund’s 70% maximum level for equities that would normally accompany our bullish outlook.

For the fiscal year, the Leuthold Global Fund produced a solid +12.02% total return (retail-share class), besting the Morningstar World Allocation average +8.36% total return. Versus the fully-invested MSCI All Country World Index (ACWI) +19.29% total return, the Fund trailed by a 7.3% spread. The Fund’s return computes to 62% of the gain in the MSCI ACWI, which is effectively explained by the percentage difference between the Fund’s lower average long stock exposure (65%) versus the index’s 100% stock portfolio.

The Leuthold Funds - 2017 Annual Report	3

The best performing portfolio component was the Fund’s long stock exposure; the allocation, via the Leuthold Global Industries strategy, outdid both its peer-group average and the MSCI ACWI. This was a turnaround from 2015-16 when, despite strong returns for global equities, the Fund’s stocks substantially trailed its benchmark comparators. The last twelve months’ outperformance in this allocation is primarily attributable to its overweight positions in the Materials, Financials, and Industrials sectors. Additional performance details related to this holding are included in the Leuthold Global Industries section.

Due to the deterioration of a variety of Attitudinal measures we monitor, in late July the Fund incorporated an equity hedge to position more defensively for the near-term. The hedge was value-added in August as U.S. Small and Mid Caps suffered losses, while global Large Caps were relatively flat. As the market rebounded in September, the hedge lost money, more than offsetting its prior month’s gain. The position’s overall net loss for the FY had negligible impact, as the brief holding period did not pull enough weight to make a difference. Overall, the hedge equated to an average 6% weight during the roughly two-month holding period.

Fixed income is determined by a top-down tactical allocation framework. A multi-factor model is employed to first evaluate “risk”  and assess whether lower-risk vehicles, such as Developed Market government securities, or higher-risk vehicles (credits) should be favored. The lower-risk category includes nominal and inflation-linked government securities, whereas the higher-risk segment contains vehicles across a range of credit classes.

Versus the normal guideline minimum, the Fund was underweight fixed income through the year, and held very short duration. Multiple central banks have embarked on a tightening path, the Federal Reserve has lifted the Funds rate four times thus far, the Fed is also expected to soon begin contracting its expansive balance sheet, and yields are anticipated to continue on an upward trend. Considering the substantial risk, we don’t see any reason to be aggressive in this space. Over the last twelve months, fixed income was held at an average 25% of assets—a little higher than the 24% average of 2015-16. This is still below the normal guideline minimum of 30%, but following a four-year string of 20% exposure levels (prior to late-2015), there has been progress toward closing the gap. The overall allocation continues to be viewed as a shock absorber to potentially negative surprises in the equity market.

As a means of diversification, fixed income assets were distributed across a range of securities with varying risk profiles, including government securities and credits. Similar to the last two years, Developed Market Sovereign Debt was the largest subclass at 14% average weight. Quality Corporate Bonds, MBS Bond Funds, and Emerging Market Sovereign Debt were also full-year allocations with FY average weights of 5%, 3%, and 3%, respectively. Municipal Bonds and High Yield Bonds were sold before year end (partial-year average weights were 0.6% and 1.2%, respectively). Collectively, the small gains and losses from these assorted fixed income components resulted in a relatively inconsequential net loss of two basis points.

Leuthold Select Industries Fund

This fully-invested portfolio composed of U.S.-traded stocks had a strong total return of +22.93% for the fiscal year ended September 30, 2017. The Fund outperformed its peer category, Morningstar Mid Cap Blend by a significant margin (+15.75% total return), and was value-added over the S&P 500 (+18.61% total return).

Three of the Fund’s heaviest equity-sector concentrations during the previous three fiscal years remained among the top four largest weights, on average, for the fourth year running: Information Technology, Consumer Discretionary, and Industrials. Financials replaced Health Care to round out the latest year’s top four weights; Health Care had consistent exposure, though it was held below market weight. There was a particularly large concentration of assets constrained to three of the Fund’s

4	The Leuthold Funds - 2017 Annual Report

heaviest-weighted sectors: Information Technology, Industrials, and Financials, which together comprised an average 71% portfolio weight. Alternatively, Materials and Utilities sector exposures were virtually nonexistent (average FY weights of 1.43% and 1.16%, respectively), and there was zero exposure to four major market sectors: Energy, Telecom, Consumer Staples, and Real Estate.

The Fund’s most additive industry group concentrations came from the Information Technology sector. Semiconductor Equipment was particularly strong, with three times better results than the next best IT group holdings: Electronic Manufacturing Services and Home Entertainment Software. The Industrials sector exposure was the second best concentration; the portfolio’s industry leaders from that sector were Aerospace & Defense, Airlines, Trading Companies & Distributors, and Railroads. The Financials, Health Care, and Consumer Discretionary leading portfolio industries were Banks, Managed Health Care, and Auto Parts & Equipment. Fund investments among these five sectors made up 97% of the year’s assets, on average; four of these sector concentrations combined to contribute a spread of 8% more to return than that of the corresponding sectors within the S&P 500.

None of the Fund’s sector concentrations contributed a loss to overall return. At the industry group level, there was only a handful among the Fund’s holdings which contributed losses. Combined, these results offset the overall FY gain by less than 1%. The largest portfolio group detractors were positions in Advertising, Homefurnishing Retail, and Semiconductors.

This portfolio construction of disproportionate sector weights versus the S&P 500 exemplifies the ‘concentrated assets’  approach intended to set the Fund strategy apart and add alpha. The quantitative methodology aims to identify themes that are in position to expand their market leadership and/or uphold existing positions of strength. More often than not, this is a very effective tactic.

The Fund’s fiscal year average weight of 10% to foreign-domiciled stocks (ADR/ADS traded on U.S. exchanges) had minimal fluctuation from one month to the next. Roughly 40% of this foreign exposure was in Emerging Markets (EM), unlike the prior two fiscal years when foreign exposure was almost exclusively from stocks of Developed Markets (DM). This year’s EM-based exposure primarily came from holdings via the Emerging Diversified Banks group. Concentrations in either DM or EM stocks are mostly arbitrary, the result of: 1) the composition of the groups identified as quantitatively attractive; and, 2) valuation appeal based on the quantitative stock selection model. Some industries are inclined to have a stronger presence in Developed Markets versus Emerging Markets, and vice versa.

The Fund had over two-thirds of assets exposed to just three of the eleven broad market sectors during the year, and these were the S&P 500’s top three performing sectors. Essentially absent from the Fund’s investments were four broad market sectors that equate to about 21% of the S&P 500 composition, but this deficiency had no relative adverse consequences on Fund performance. Over the long run, the Fund strategy has proven the advantage of centering on the themes it determines to be exhibiting the strongest leadership momentum, versus that of quasi-mirroring the exposures of the S&P 500 or other benchmark. As with all actively-managed styles, there will be market environments when the Fund’s approach does not prevail and Fund performance will disappoint.

The Fund’s sector heavyweights have been generally consistent since 2013, and relative to both the S&P 500 and its peer group comparator, the Leuthold Select Industries Fund has outperformed in four of the five fiscal years since that time. This additive relative performance reinforces the Fund’s methodology that longer-term equity leadership trends largely exist, and sticking with those themes, as long as the disciplines continue to assert the presence of underlying strength, can be rewarding.

The Leuthold Funds - 2017 Annual Report	5

Leuthold Global Industries Fund

As stocks rallied worldwide, this globally-focused equity portfolio followed suit with a competitive total return of +20.90% for the fiscal year ended September 30, 2017 (retail-share class). The Fund outdid both the Morningstar World Large Stock average and the MSCI All Country World Index (ACWI) total returns of +17.68% and +19.29%, respectively.

The Fund’s overall FY outperformance masks three consecutive months of dreadfully lagging results from March-May, the result of temporarily disadvantageous positions in the Materials and Industrials sectors. That downside reversal dissolved the Fund’s previously extra-strong performance advantage; over that March-May period, the Fund relinquished nearly 400 basis points versus the MSCI ACWI, and nearly 500 basis points versus the Morningstar World Large Stock average. A crucial rebound for the Fund in June allowed it to recover an average of nearly 130 basis points against each benchmark, and it proceeded to lead in the remaining four months to claw back another 180 basis points on average, ending the fiscal year with a small performance edge.

The Fund’s last twelve months’  allotment to Developed Market (DM) countries was consistently in the 79% range. U.S.-traded stocks were the largest DM share (average 41%); this concentration hovered within a small spread of less than seven basis points, up or down, all year. In comparison, the 90% DM exposure of the MSCI ACWI held U.S. stocks at a higher level of 51%. Emerging Market (EM) holdings in the Fund, at 21% on average, were about twice the weight of the MSCI ACWI’s customary 10% allocation; however, despite EM stocks experiencing a powerful upswing all year, the Fund’s much heavier EM position didn’t likewise benefit to the same degree from its specific positions. The Fund’s combined contribution to return from its EM exposure amounted to just 68% of the gain contributed by the respective exposure of the MSCI EM benchmark’s smaller allocations.

At the broad sector level, only three exposures detracted from performance during the fiscal year (Telecom, Utilities, Real Estate), albeit the combined tally had minimal impact amounting to just under -1.25%. Meanwhile, the corresponding sector exposures in the MSCI ACWI were additive by 1.84%. On the up side, overweight allocations to Materials, Financials, Industrials, and Consumer Discretionary were the Fund’s leading sector contributors to return (+21% combined); these were also more additive to return than the MSCI ACWI counterparts, which provided a collective +11%. Information Technology, Energy, and Health Care exposures in the Fund added to gains, but to a lesser degree, and none of the three kept up with the benchmark’s corresponding sector gains.

From an industry group perspective, most of those providing the largest positive contributions to Fund return were constituents of the top sector contributors. From the Materials sector, strong contributors were Commodity Chemicals, Paper & Forest Products, and Steel. The top Financials groups included Emerging Diversified Banks, Diversified Financial Services, and Life & Health Insurance. Among the portfolio’s largest gainers from Industrials were Airlines and Trading Companies & Distributors, while the Fund’s Consumer Discretionary sector’s biggest contributors were Auto Components and Automobiles. Electronic Equipment & Instruments, from the Information Technology sector, rounds out the list of the most significant group outperformers. All of these group concentrations also outperformed the related MSCI ACWI positions by a considerable margin. Industries detracting the most from Fund performance were Real Estate Management & Development, Data Processing & Outsourced Services, Emerging Electric Utilities, Emerging Diversified Telecom Services, and Advertising.

Most foreign-focused funds concentrate on specific countries or regions. Segmenting the marketplace into specialized subsets, to limit the scope of expertise required, is a long-established approach used to manage the vast global universe of potential

6	The Leuthold Funds - 2017 Annual Report

investments. Alternatively, the Leuthold Global Industries Fund methodology allows it to incorporate all investable global equities in its universe of potential investments. For the most part, the Fund’s exposures to specific countries and regions of the world are not deliberately targeted. The goal of the Leuthold Global Industries Fund is to build concentrated investments in attractive industries, regardless of country-origin, and modify such exposure as opportunities evolve. We believe our country-impartial tactic will generate superior returns in the long run, as the Fund is not dependent on selecting from a compartmentalized group of stocks that may revolve in and out of favor, or be subject to the cyclical occurrences of regional or country-specific political and economic ups and downs. The entire investable global universe is at the Fund’s disposal, which we view as a distinct advantage. We summarize details of the meaningful exposures herein to assess how the Fund was geographically diversified—or specialized, however inadvertent.

On the whole, the Fund incorporated investments among 33 countries outside the U.S. during the fiscal year. U.S. stocks were the most additive to both the Fund and the benchmark return. Outside the U.S., the Fund’s relatively larger DM country exposure (and average weight) included Japan (10%), U.K. (6%), Hong Kong (3%), Germany (3%), Canada (3%), France (3%), and Australia (3%). Overweight Fund positions to Japan and Hong Kong (relative to the MSCI ACWI), resulted in far superior results than those country exposures of the benchmark. A relative overweight position in Finland was not a Fund advantage, however, as it severely lagged the return of the minuscule exposure of that held by the MSCI ACWI. This indicates that the country allocation, itself, wasn’t a relative detractor; rather, it was the Fund’s industry group/stock investments within Finland that were substandard. Underweight allocations to Switzerland and the Netherlands had opposite results. The Fund’s Swiss holdings (made up of miscellaneous sector exposures) trailed the benchmark, while the Fund’s Dutch allocation, primarily composed of Financials stocks, significantly outperformed the heavier country allocation of the MSCI ACWI. The Fund’s outperformance in the Netherland’s allocation suggests the Fund’s choice of industries/stocks was higher quality.

The Fund’s biggest EM country weights were South Korea (4%), Taiwan (3%), China (3%), Brazil (3%), and South Africa (2%). Versus the MSCI ACWI, the Fund’s materially heavier exposure to Thailand, Brazil, Malaysia, and South Korea paid off, contributing significantly more to return than corresponding MSCI ACWI exposure to those countries; however, relative overweight exposure to South Africa and Taiwan did not outperform the benchmark’s smaller allocations, which tells us the Fund’s group/stock selection was substandard versus the benchmark, not necessarily the country allocation, itself.

With no targeted-weight prerequisites, the Fund freely migrates across the spectrum of countries, a dynamic approach in contrast to the essentially static construction of the MSCI ACWI. Unlike the benchmark, this flexibility enables the Fund to change focus and/or fluidly shift portfolio characteristics if there are red flags to avoid certain industries, or to incorporate other concentrations when the quantitative disciplines draw attention to newly appealing investment themes.

With regards to the potential risk of currency fluctuations, the Leuthold Global Industries Fund does not implement special practices to circumvent the possibility of adverse influences. While some funds employ currency hedging programs, they are costly, and there is no assurance that such campaigns will be additive to performance. The Leuthold Global Industries Fund does, however, attempt to identify and capitalize on broad FX-market trends through a U.S. dollar-based relative strength component which is incorporated in the model. In recent years, U.S. dollar strength had been a headwind for a global equity portfolio that does not hedge currency exposure, like ours, but this year a weaker U.S. dollar added some tailwind. The effects of U.S. dollar strength/weakness should balance out over time.

In summary, our global-investment process is distinctive in that the quantitative analysis employed aims to identify attractive industries. The Fund attempts to profit from those themes by accumulating applicable exposure through reasonably-priced

The Leuthold Funds - 2017 Annual Report	7

stocks which may be trading on any viable global stock exchange. Conventional global investment styles aim to assemble expertise in subclasses of equities, typically based on commonalities such as locale, and thereby have both less diversification and much smaller stock universes from which to pick. We believe the borderless approach of the Leuthold Global Industries Fund has an advantage over the traditional country-focused style.

Grizzly Short Fund

This Fund is 100% short individual stocks; the goal is to profit when stock prices decline. For the fiscal year ended September 30, 2017, the Grizzly Short Fund produced a -12.97% total return; this is nearly two times better than its peer group average, the Morningstar Bear Market fund category, which returned -25.44%. The Fund also improved on the inverse results of both the S&P MidCap 400 and S&P 500 total returns of +17.52% and +18.61%, respectively. (Compared to inverse results of these two market indexes, the Grizzly Short Fund exceeded each by an average of 500 basis points).

In the past we’ve noted that a large performance difference between the Fund and a benchmark can be attributable to disproportionate market capitalization. With the Grizzly Short Fund more closely tracking the cap size of the S&P MidCap, historically performance between the two has been quite narrow, a reflection that the MidCap index serves as a more equitable comparator than the three-times larger S&P 500. Over the last two years, the extraordinarily broad nature of bull market breadth appears to have, at least temporarily, suspended this size trait as a performance factor.

Most of the Grizzly Short Fund’s sector allocations detracted from performance. Information Technology and Financials, both underweight versus the S&P 500, were the largest contributors to the twelve-month loss (-6% combined). Within the Financials exposure, the Fund’s investments amassed much deeper losses than the inverse S&P 500 holdings, but due to the Fund’s significantly lower overall exposure (average 6% weight versus S&P 500 14% weight), the downside effect was muted. The opposite occurred with the Information Technology exposure; the benchmark accumulated bigger losses among its Information Technology positions, hence the Fund’s selection of investments within the sector was superior (by losing less). These sectors’  collective contribution to Fund return being less negative than that of the associated S&P 500 sectors explains the bulk of the Grizzly Short Fund’s overall fiscal year relative outperformance. Among other sector exposure, Consumer Discretionary, Materials, Industrials, Telecom, and Health Care each tacked on -1.2% on average to the year’s loss. Energy, Real Estate, Utilities, and Consumer Staples positions were relatively flat. Among these, additional boosts to the Fund’s FY relative outperformance came from Consumer Staples, Utilities, Health Care, and Industrials sector holdings, which were additive (by losing 2% less) compared to the inverse S&P 500 sector allocations.

Out of the 235 stock positions that were held at one time or another over the course of the year, 65 had a positive contribution to Fund return and delivered a solid offset to the losing positions (+1,011 basis points). Those industry groups detracting the most were components of the Fund’s two biggest sector detractors: Financials’ Regional Banks and Investment Banking/ Brokerage groups, and the Information Technology groups of Internet Software & Services and Application Software. Pharmaceuticals and Health Care Equipment groups combined for the Fund’s largest group losers in its Health Care sector exposure.

Single industry group concentrations that provided the best returns (offsetting losses) were Apparel Accessories & Luxury Goods (Consumer Discretionary sector), Packaged Foods & Meats (Consumer Staples), and Biotechnology (Health Care). Within the Energy sector, the combined holdings of Oil & Gas Exploration and Oil & Gas Equipment also served to contribute a gain.

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Typically, having well-defined sector overweights and/or underweights can be either a meaningful advantage or disadvantage with the Grizzly Short Fund. With the exception of Energy, this past year’s sector weighting divergences in the Fund (versus the S&P 500) were not very extensive. Energy’s huge underweight did serve the Fund well, as did the less pronounced Health Care underweight. None of the other tilts were particularly significant size-wise, or notable performance-wise. This comparatively low level of disproportionate sector weight versus the S&P 500 is likely the result of the deep-seated market breadth which developed this year, evidenced by the remarkable level of bullish agreement across capitalization tiers, sectors, styles, and factors.

The Grizzly Short Fund is an extremely disciplined methodology, with stock positions monitored on a daily basis. High turnover is characteristic; sector concentrations and industry-group compositions have the potential to fluctuate considerably, unlike the S&P 500 sector/group weights. Safeguards in the Fund include specific gain/loss constraints that trigger short-covering action to lock-in gains and/or stop losses, and sector and sub-industry group concentrations employ weighting restrictions as a means to avoid the vulnerability of being overexposed to a specific area. As opposed to a market-capitalization weighted index, such as the S&P 500, the Grizzly Short Fund stock positions are similarly weighted across the portfolio. It’s unlikely that a relatively small number of stocks could have an enormous effect on Fund performance, as can occur in a cap-weighted index, such as the YTD bias of six big Tech stocks (Alphabet, Microsoft, Amazon, Netflix, Facebook, and Apple) on the S&P 500, which are exclusively responsible for 24% of the index’s +16% return through late October.

The year’s seemingly unstoppable procession of new equity market highs tells us that the bull market is in an extended topping process, which is a challenging environment for short-sellers. Broadly rising stock prices lead to negative returns for the Grizzly Short Fund, yet, the Fund was value-added with solid outperformance versus the inverse of both the S&P 500 and S&P MidCap 400, and it was sharply ahead of its Morningstar peer group of bear market funds. Ultimately, market breadth will begin to deteriorate in advance of the final bull market peak, a condition which should greatly benefit the Grizzly Short Fund. Such a transition, however, does not appear to be imminent. For now, the Fund is positioned to pick out market laggards and take advantage of downside weakness, which is inevitable even as the market advances further and stock valuations get stretched to even higher highs.

Investors who are not experienced in short-selling and who do not monitor for changing risk profiles should consider one of our tactical asset allocation funds: the Leuthold Core Investment Fund or the Leuthold Global Fund. These diversified Funds have the latitude to implement this short-selling strategy within their portfolio allocations to hedge downside equity risk when the stock market is viewed as overvalued and vulnerable to a correction.

Year Of The G.O.A.T.?

The stock market began October with a surge into the S&P 500 target zone of 2,550-2,600 that we established at the beginning of 2017, and it did so with the backing of much broader leadership than we had expected at the onset of the year. Blue chip stocks (both domestic and international) have been the biggest winners—which fits the historical tendency for those stocks to perform well in the late stages of a cyclical bull market. But, Mid and Small Caps managed to match the blue chips’ gains over the last three months after lagging during the first half of 2017.

The newest bull market highs recorded in late October were some of the broadest we’ve observed throughout the entire eight and a half year bull market, extending beyond the capitalization tier subsets to include traditional leading groups like Transportation stocks, Banks, and Utilities, along with various cyclical industries that have also tended to roll over prior to the

The Leuthold Funds - 2017 Annual Report	9

final bull market peak. From the perspective of pure price action, the latest market highs look nothing like those observed at the last several bull market peaks. In each of those instances, the market had suffered significant “internal” damage by the time the S&P 500 and Dow Jones Industrial Average made their final highs; secondary stocks and various bellwether industry groups usually underperform for many months in advance.

Based solely on the market’s favorable momentum, breadth, and leadership trends, we expect stocks to be trading at even higher levels in the next three to six months. But these bullish “technical”  considerations have been partly offset by deterioration in our Intrinsic Value measures. The current 20-month bull market rally commenced from valuation levels that were already fairly lofty, and the breadth of the upside move—while bullish from a technical point of view—has resulted in a market that is now more broadly overvalued than even that of the late 1990s’  market mania.

Valuations are not the stock market’s only challenge. With the U.S. unemployment rate recently falling to the 4.2% level, we must consider the likelihood that this cycle’s best news on inflation and corporate profitability may already be behind us. In fact, several of our economic measures have reached thresholds where they’ve historically proven “too hot”  for both the stock and bond markets. Our leading inflation indicators continue to trend slowly upward, and the Federal Reserve will soon announce the details of its plan to begin to shrink the $4.5 trillion balance sheet it built up during the years of Quantitative Easing. It’s difficult to imagine that even a small liquidation of the Fed’s massive bond holdings will be pulled-off without some stock market hitch.

In this cycle, the Fed has been notorious for “moving the goalposts,”  regarding which economic conditions are required for rate hikes. That, in turn, requires us to move our goalpost by 100 S&P 500 points, to a 2017 year-end zone of 2,650-2,700. If the S&P 500 notches a close above 2,717, this bull market will become the Greatest (postwar) cyclical bull Of All Time—eclipsing even the 1990-1998 gain of 302%. It’s already been a good year for the G.O.A.T., with Tom Brady, Roger Federer, and Floyd Mayweather all cementing their claims. With the S&P 500 less than 7% away from the requisite threshold, why not?

10	The Leuthold Funds - 2017 Annual Report

Thank you for your interest and support of the Leuthold Funds. We welcome your comments and questions.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM	Jun Zhu, CFA	Greg Swenson, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Kristen Perleberg, CFA
Co-Portfolio Manager

The Leuthold Funds - 2017 Annual Report	11

The Leuthold Funds

Expense Examples – September 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2017 – September 30, 2017).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Global Industries Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following examples. The examples include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	The Leuthold Funds - 2017 Annual Report

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class - LCORX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual**	$1,000.00	$1,082.40	$6.42
Hypothetical (5% return before expenses)***	1,000.00	1,018.90	6.23

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
 ** Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $6.16 and the Fund’s annualized expense ratio would be 1.18%.
 *** Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.97 and the Fund’s annualized expense ratio would be 1.18%.

Leuthold Core Investment Fund - Institutional Class - LCRIX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual**	$1,000.00	$1,083.10	$5.90
Hypothetical (5% return before expenses)***	1,000.00	1,019.40	5.72

* Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
** Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.64 and the Fund’s annualized expense ratio would be 1.08%.
 *** Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.47 and the Fund’s annualized expense ratio would be 1.08%.

Leuthold Global Fund - Retail Class - GLBLX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual**	$1,000.00	$1,069.10	$7.26
Hypothetical (5% return before expenses)***	1,000.00	1,018.05	7.08

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
** Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.21 and the Fund’s annualized expense ratio would be 1.39%.
 *** Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $7.03 and the Fund’s annualized expense ratio would be 1.39%.

Leuthold Global Fund - Institutional Class - GLBIX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual**	$1,000.00	$1,070.20	$6.49
Hypothetical (5% return before expenses)***	1,000.00	1,018.80	6.33

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
 ** Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $6.44 and the Fund’s annualized expense ratio would be 1.24%.
*** Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.28 and the Fund’s annualized expense ratio would be 1.24%.

The Leuthold Funds - 2017 Annual Report	13

The Leuthold Funds

Expense Example Tables (Unaudited) (continued)

Leuthold Select Industries Fund - Retail Class - LSLTX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual	$1,000.00	$1,111.50	$7.94
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Retail Class - LGINX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual	$1,000.00	$1,097.50	$7.89
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Leuthold Global Industries Fund - Institutional Class - LGIIX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual	$1,000.00	$1,098.90	$6.58
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.33

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Grizzly Short Fund - GRZZX

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period* April 1, 2017 - September 30, 2017
Actual**	$1,000.00	$925.90	$13.18
Hypothetical (5% return before expenses)***	1,000.00	1,011.38	13.77

* Expenses are equal to the Fund’s annualized expense ratio of 2.73%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
** Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.48 and the Fund’s annualized expense ratio would be 1.55%.
*** Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $7.84 and the Fund’s annualized expense ratio would be 1.55%.

14	The Leuthold Funds - 2017 Annual Report

The Leuthold Funds

(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2017

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2017

^ Amount is less than 0.05%.

The Leuthold Funds - 2017 Annual Report	15

The Leuthold Funds

(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2017*

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2017*

* Excludes short-term investments less than 5% of net assets.
** For presentation purposes, the Fund has grouped some of the industry classifications. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

16	The Leuthold Funds - 2017 Annual Report

The Leuthold Funds

(Unaudited)

Grizzly Short Fund
Allocation of Securities Sold Short
September 30, 2017

The Leuthold Funds - 2017 Annual Report	17

Leuthold Core Investment Fund - Retail Class - LCORX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Retail Class - LCORX	14.31%	6.56%	8.47%	4.38%	8.59%
Lipper Flexible Portfolio Fund Index	12.17%	5.43%	7.43%	4.86%	6.52%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%	8.85%
Morningstar Tactical Allocation Index	9.31%	3.38%	4.89%	3.34%	5.12%
Bloomberg Barclays Global Aggregate Index	(1.26)%	1.30%	0.48%	3.31%	4.61%

A $10,000 investment in the Leuthold Core Investment Fund – Retail Class - LCORX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Index is comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

18	The Leuthold Funds - 2017 Annual Report

Leuthold Core Investment Fund - Institutional Class - LCRIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class - LCRIX	14.43%	6.66%	8.58%	4.49%	5.82%
Lipper Flexible Portfolio Fund Index	12.17%	5.43%	7.43%	4.86%	5.79%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%	8.26%
Morningstar Tactical Allocation Index	9.31%	3.38%	4.89%	3.34%	3.47%
Bloomberg Barclays Global Aggregate Index	(1.26)%	1.30%	0.48%	3.31%	3.81%

A $1,000,000 investment in the Leuthold Core Investment Fund – Institutional Class - LCRIX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Index is comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

This chart assumes an initial gross investment of $1,000,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2017 Annual Report	19

Leuthold Global Fund - Retail Class - GLBLX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class - GLBLX	12.02%	4.01%	6.82%	5.08%
MSCI ACWI	19.29%	8.02%	10.79%	6.36%
Bloomberg Barclays Global Aggregate Index	(1.26)%	1.30%	0.48%	2.86%
S&P 500 Index	18.61%	10.81%	14.22%	9.91%

A $10,000 investment in the Leuthold Global Fund - Retail Class - GLBLX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

20	The Leuthold Funds - 2017 Annual Report

Leuthold Global Fund - Institutional Class - GLBIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Institutional Class - GLBIX	12.28%	4.23%	7.06%	5.09%
MSCI ACWI	19.29%	8.02%	10.79%	5.38%
Bloomberg Barclays Global Aggregate Index	(1.26)%	1.30%	0.48%	2.68%
S&P 500 Index	18.61%	10.81%	14.22%	8.90%

A $1,000,000 investment in the Leuthold Global Fund - Institutional Class - GLBIX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made onApril 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2017 Annual Report	21

Leuthold Select Industries Fund - LSLTX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Select Industries Fund - LSLTX	22.93%	10.07%	15.10%	5.29%	8.04%
Russell 2000 Index	20.74%	12.18%	13.79%	7.85%	7.68%
Lipper Multi-Cap Core Funds Index	17.81%	9.46%	13.25%	6.67%	5.40%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%	5.14%

A $10,000 investment in the Leuthold Select Industries Fund - LSLTX

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The Lipper Multi-Cap Core Funds Index is an average of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22	The Leuthold Funds - 2017 Annual Report

Leuthold Global Industries Fund - Retail Class - LGINX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Retail Class - LGINX	20.90%	6.72%	12.22%	10.33%
MSCI ACWI	19.29%	8.02%	10.79%	10.36%
Lipper Global Multi-Cap Value Index	18.12%	6.00%	10.21%	9.56%
S&P 500 Index	18.61%	10.81%	14.22%	13.78%

A $10,000 investment in the Leuthold Global Industries Fund - Retail Class - LGINX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2017 Annual Report	23

Leuthold Global Industries Fund - Institutional Class - LGIIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Institutional Class - LGIIX	21.25%	6.96%	12.48%	10.62%
MSCI ACWI	19.29%	8.02%	10.79%	10.36%
Lipper Global Multi-Cap Value Index	18.12%	6.00%	10.21%	9.56%
S&P 500 Index	18.61%	10.81%	14.22%	13.78%

A $1,000,000 investment in the Leuthold Global Industries Fund - Institutional Class - LGIIX

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

24	The Leuthold Funds - 2017 Annual Report

Grizzly Short Fund - GRZZX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2017

					Since
	1 Year	3 Year	5 Year	10 Year	Inception
Grizzly Short Fund - GRZZX	(12.97)%	(10.02)%	(13.45)%	(11.57)%	(7.63)%
Lipper Dedicated Short Bias	(22.48)%	(18.02)%	(21.60)%	(17.14)%	n/a*
S&P MidCap 400 Index	17.52%	11.18%	14.43%	9.00%	9.13%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%	5.14%

A $10,000 investment in the Grizzly Short Fund - GRZZX

The Lipper Dedicated Short Bias Funds Index is an equally weighted representation of funds in the Lipper Dedicated Short Bias category. These funds employ a hedge fund strategy that maintains a net short exposure to the market through a combination of short and long positions. A dedicated short bias investment strategy attempts to capture profits when the market declines, by holding investments that are overall biased to the short side.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on September 30, 2007. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*Index was introduced in July 2003.

The Leuthold Funds - 2017 Annual Report	25

The Leuthold Funds

Statements of Assets and Liabilities
September 30, 2017

	Leuthold
	Core		Leuthold		Leuthold
	Investment		Global		Select
	Fund		Fund		Industries
	(Consolidated)		(Consolidated)		Fund
ASSETS:
Investments, at cost
Unaffiliated Securities	$721,834,912	*	$99,819,875	*	$11,061,393
Affiliated Securities	15,975,666		—		—
Total Investments, at cost	737,810,578		99,819,875		11,061,393

Investments, at fair value
Unaffiliated Securities	894,501,308		111,768,382		15,067,352
Affiliated Securities	16,031,974		—		—
Total Investments, at fair value	910,533,282		111,768,382		15,067,352
Cash	16,002		554		410
Foreign currency (cost $12,052, $19,280, and $0, respectively)	12,081		19,334		—
Receivable for Fund shares sold	591,848		45,119		16,170
Collateral at broker for securities sold short	60,784,141		7,581,152		—
Tri-party collateral held at custodian	11,500,001		1,500,001		—
Interest receivable	885,906		133,962		122
Dividends receivable	307,157		515,857		6,910
Securities lending income receivable	18,255		6,053		—
Other assets	48,771		8,300		9,770
Total Assets	984,697,444		121,578,714		15,100,734

LIABILITIES:
Securities sold short, at fair value (proceeds $57,151,617, $7,186,012, and $0, respectively)	57,964,906		7,343,769		—
Collateral received for securities loaned	74,692,474		11,234,557		—
Payable for investments purchased	295,602		23,329		—
Payable for Fund shares redeemed	202,593		36,411		4,002
Payable to Adviser	622,527		75,785		4,506
Payable to Custodian	43,646		17,880		3,185
Payable to Directors	37,783		4,969		638
Dividends payable on securities sold short	146,222		1,657		—
Distribution (Rule 12b-1) fees payable	7,361		39,294		89
Shareholder servicing fees payable	45,404		—		1,090
Accrued expenses and other liabilities	587,656		146,779		41,358
Total Liabilities	134,646,174		18,924,430		54,868
NET ASSETS	$850,051,270		$102,654,284		$15,045,866
* Includes loaned securities with market value of:	$73,267,883		$10,977,352		n/a

26 The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2017

	Leuthold
	Core		Leuthold		Leuthold
	Investment		Global		Select
	Fund		Fund		Industries
	(Consolidated)		(Consolidated)		Fund
NET ASSETS CONSIST OF:
Capital stock	$651,333,761		$82,985,897		$10,531,563
Accumulated net investment income (loss)	1,613		19,636		(14,651)
Accumulated net realized gain on investments and securities sold short	26,800,898		7,887,159		522,995
Net unrealized appreciation on investments and securities sold short	171,914,998		11,761,592		4,005,959
Total Net Assets	$850,051,270		$102,654,284		$15,045,866

Retail Class Shares
Net assets	$464,660,913		$24,040,140		$15,045,866
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	22,620,201		2,391,758		571,652
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.54	**	$10.05	**	$26.32

Institutional Class Shares
Net assets	$385,390,357		$78,614,144		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	18,742,933		7,739,606		n/a
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.56	**	$10.16	**	n/a

** Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report 27

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2017

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund
ASSETS:
Investments, at cost	$9,113,432	$174,298,921

Investments, at fair value	10,941,410	174,298,921
Cash	86	—
Foreign currency (cost $894 and $0, respectively)	895	—
Receivable for Fund shares sold	2,764	289,841
Collateral at broker for securities sold short	—	203,800,965
Tri-party collateral held at custodian	—	31,500,001
Interest receivable	75	131,617
Dividends receivable	40,440	—
Other assets	13,731	144,689
Total Assets	10,999,401	410,166,034

LIABILITIES:
Securities sold short, at fair value (proceeds $0 and $203,032,353, respectively)	—	201,864,691
Payable for investments purchased	—	1,836,463
Payable for Fund shares redeemed	—	234,530
Payable to Adviser	7,575	215,749
Payable to Custodian	7,651	2,394
Payable to Directors	467	8,643
Dividends payable on securities sold short	—	131,686
Distribution (Rule 12b-1) fees payable	2,596	—
Shareholder servicing fees payable	—	24,002
Accrued expenses and other liablities	47,679	149,603
Total Liabilities	65,968	204,467,761
NET ASSETS	$10,933,433	$205,698,273

28	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)
September 30, 2017

	Leuthold
	Global		Grizzly
	Industries		Short
	Fund		Fund

NET ASSETS CONSIST OF:
Capital stock	$8,255,800		$439,690,227
Accumulated net investment income (loss)	84,921		(2,164,686)
Accumulated net realized gain (loss) on investments and securities sold short	765,485		(232,994,930)
Net unrealized appreciation on investments and securities sold short	1,827,227		1,167,662
Total Net Assets	$10,933,433		$205,698,273

Retail Class Shares
Net assets	$1,952,884		$205,698,273
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	107,703		38,270,690
Net Asset Value, Redemption Price, and Offering Price Per Share	$18.13	**	$5.37

Institutional Class Shares
Net assets	$8,980,549		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	492,858		n/a
Net Asset Value, Redemption Price, and Offering Price Per Share	$18.22	**	n/a

**Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	29

The Leuthold Funds

Statements of Operations
For the Year Ended September 30, 2017

	Leuthold
	Core	Leuthold	Leuthold
	Investment	Global	Select
	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $264,368, $132,572, and $2,837, respectively)	$9,577,804	$1,930,896	$190,026
Interest income	2,278,806	364,448	641
Income from securities lending, net	18,255	6,053	—
Total investment income	11,874,865	2,301,397	190,667

EXPENSES:
Investment advisory fees (Note 3)	7,583,576	1,168,724	134,806
Administration fees	343,794	51,117	7,384
Transfer agent fees	399,452	93,556	6,845
Legal fees	42,336	11,455	558
Audit fees	90,728	66,441	32,036
Fund accounting fees	142,527	32,899	6,921
Custody fees	162,422	108,004	11,415
Shareholder servicing fees - Retail Class	523,903	—	12,101
Registration fees	47,025	39,093	24,791
Report to shareholders	104,097	11,037	2,419
Directors’ fees	147,995	18,929	2,421
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	—	66,582	—
Other	51,347	10,963	1,415
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	9,639,202	1,678,800	243,112
Dividends and interest on securities sold short	193,488	4,617	—
Reimbursement from Adviser (Note 3)	—	—	(40,903)
Total expenses	9,832,690	1,683,417	202,209
NET INVESTMENT INCOME (LOSS)	$2,042,175	$617,980	$(11,542)

30	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2017

	Leuthold
	Core	Leuthold	Leuthold
	Investment	Global	Select
	Fund	Fund	Industries
	(Consolidated)	(Consolidated)	Fund

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Unaffiliated investments	$36,427,786	$9,403,984	$1,184,365
Affiliated investments	(23,965)	—	—
Investment companies	(195,525)	(109,316)	—
Realized gain distributions from investment companies	37,194	9,585	—
Securities sold short	(644,108)	(126,928)	—
Foreign currency and foreign currency translation	(925,265)	(320,423)	48
Net unrealized appreciation (depreciation) during the period on:
Unaffiliated investments	73,033,785	223,309	1,625,084
Affiliated investments	39,668	—	—
Investment companies	(674,763)	(318,567)	—
Securities sold short	(813,289)	(157,757)	—
Foreign currency and foreign currency translation	2,898,044	2,529,994	—
Net realized and unrealized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	109,159,562	11,133,881	2,809,497
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,201,737	$11,751,861	$2,797,955

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	31

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2017

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $18,278 and $0, respectively)	$234,926	$3,444
Interest income	627	1,612,001
Total investment income	235,553	1,615,445

EXPENSES:
Investment advisory fees (Note 3)	105,615	2,371,188
Administration fees	8,264	69,557
Transfer agent fees	11,912	80,575
Legal fees	3,478	9,290
Audit fees	31,581	31,581
Fund accounting fees	16,780	26,541
Custody fees	37,913	8,779
Shareholder servicing fees - Retail Class	—	192,106
Registration fees	33,803	63,738
Report to shareholders	1,003	23,225
Directors’ fees	1,812	29,844
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	4,546	—
Other	1,972	12,169
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	258,679	2,918,593
Dividends and interest on securities sold short	—	2,074,331
Reimbursement from Adviser (Note 3)	(122,114)	—
Total expenses	136,565	4,992,924
NET INVESTMENT INCOME (LOSS)	$98,988	$(3,377,479)

32	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Operations (continued)
For the Year Ended September 30, 2017

	Leuthold
	Global	Grizzly
	Industries	Short
	Fund	Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$943,647	$—
Investment companies	16,473	—
Securities sold short	—	(28,568,699)
Foreign currency and foreign currency translation	(4,569)	13
Net unrealized appreciation (depreciation) during the period on:
Investments	676,887	—
Investment companies	12,268	—
Securities sold short	—	4,861,675
Foreign currency and foreign currency translation	256,461	(8)
Net realized and unrealized gain (loss) on investments, investment companies, securities sold short, foreign currency, and foreign currency translation	1,901,167	(23,707,019)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,000,155	$(27,084,498)

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	33

Leuthold Core Investment Fund

Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS:
Net investment income (loss)	$2,042,175	$(320,937)
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	34,676,117	30,250,183
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency foreign currency translation	74,483,445	(12,519,445)
Net increase in net assets from operations	111,201,737	17,409,801

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(244,990)	—
From net investment income - Institutional Class	(609,095)	—
From net realized gain - Retail Class	(2,313,962)	(21,888,252)
From net realized gain - Institutional Class	(1,509,877)	(11,929,481)
Total distributions	(4,677,924)	(33,817,733)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	47,009,722	146,481,681
Proceeds from shares sold - Institutional Class	74,784,361	154,167,792
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	2,441,849	20,756,438
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	1,831,572	9,925,183
Cost of shares redeemed - Retail Class*	(171,719,259)	(194,753,275)
Cost of shares redeemed - Institutional Class**	(114,514,807)	(74,750,814)
Net increase (decrease) in net assets from capital share transactions	(160,166,562)	61,827,005

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(53,642,749)	45,419,073
NET ASSETS
Beginning of year	903,694,019	858,274,946
End of year (including accumulated net investment income (loss) of $1,613 and $(471,749), respectively)	$850,051,270	$903,694,019

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	2,470,375	8,190,260
Shares sold - Institutional Class	3,863,613	8,670,133
Shares issued to holders in reinvestment of dividends - Retail Class	134,342	1,170,696
Shares issued to holders in reinvestment of dividends - Institutional Class	99,015	559,796
Shares redeemed - Retail Class	(9,045,976)	(10,924,985)
Shares redeemed - Institutional Class	(6,185,014)	(4,194,560)
Net increase (decrease) in shares outstanding	(8,663,645)	3,471,340
* Net of redemption fees of (Retail Class):	$440	$974
** Net of redemption fees of (Institutional Class):	$105	$580

34	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS:
Net investment income	$617,980	$28,306
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	8,856,902	16,342,097
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	2,276,979	(13,346,292)
Net increase in net assets from operations	11,751,861	3,024,111

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	—
From net investment income - Institutional Class	(115,269)	—
From net realized gain - Retail Class	(3,355,947)	(3,376,271)
From net realized gain - Institutional Class	(8,317,368)	(7,894,959)
Total distributions	(11,788,584)	(11,271,230)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	4,096,510	11,179,273
Proceeds from shares sold - Institutional Class	8,483,230	21,291,279
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	2,988,956	3,127,382
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	7,307,081	6,958,006
Cost of shares redeemed - Retail Class*	(60,927,741)	(28,796,025)
Cost of shares redeemed - Institutional Class**	(41,921,745)	(136,372,209)
Net decrease in net assets from capital share transactions	(79,973,709)	(122,612,294)

TOTAL DECREASE IN NET ASSETS:	(80,010,432)	(130,859,413)
NET ASSETS
Beginning of year	182,664,716	313,524,129
End of year (including accumulated net investment income (loss) of $19,636 and $(286,740), respectively)	$102,654,284	$182,664,716

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	439,767	1,173,955
Shares sold - Institutional Class	895,830	2,166,720
Shares issued to holders in reinvestment of dividends - Retail Class	341,205	319,773
Shares issued to holders in reinvestment of dividends - Institutional Class	824,956	706,397
Shares redeemed - Retail Class	(6,375,412)	(2,978,066)
Shares redeemed - Institutional Class	(4,426,522)	(14,065,895)
Net decrease in shares outstanding	(8,300,176)	(12,677,116)

* Net of redemption fees of (Retail Class):	$289	$80
** Net of redemption fees of (Institutional Class):	$2,022	$332

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	35

Leuthold Select Industries Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS:
Net investment income (loss)	$(11,542)	$3,082
Net realized gain on investments	1,184,413	342,100
Net unrealized appreciation (depreciation) on investments	1,625,084	(136,672)
Net increase in net assets from operations	2,797,955	208,510

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(5,500)
From net realized gain	—	(168,405)
Return of capital	—	(14,196)
Total distributions	—	(188,101)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,207,231	3,320,362
Proceeds from shares issued to holders in reinvestment of dividends	—	179,407
Cost of shares redeemed	(3,590,211)	(3,513,432)
Net decrease in net assets from capital share transactions	(382,980)	(13,663)

TOTAL INCREASE IN NET ASSETS:	2,414,975	6,746
NET ASSETS
Beginning of year	12,630,891	12,624,145
End of year (including accumulated net investment loss of $(14,651) and $(12,282), respectively)	$15,045,866	$12,630,891

CHANGES IN SHARES OUTSTANDING:
Shares sold	134,033	153,554
Shares issued to holders in reinvestment of dividends	—	8,230
Shares redeemed	(152,339)	(165,408)
Net decrease in shares outstanding	(18,306)	(3,624)

36	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS:
Net investment income	$98,988	$142,038
Net realized gain on investments, investment companies, and foreign currency and foreign currency translation	955,551	890,915
Net unrealized appreciation (depreciation) on investments, investment companies and foreign currency and foreign currency translation	945,616	(697,425)
Net increase in net assets from operations	2,000,155	335,528

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(7,947)	(14,390)
From net investment income - Institutional Class	(57,055)	(86,040)
From net realized gain - Retail Class	(66,243)	(178,645)
From net realized gain - Institutional Class	(332,198)	(459,259)
Total distributions	(463,443)	(738,334)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	131,335	192,819
Proceeds from shares sold - Institutional Class	1,183,211	1,135,550
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	72,780	94,645
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	374,587	526,731
Cost of shares redeemed - Retail Class	(357,409)	(3,211,663)
Cost of shares redeemed - Institutional Class	(3,643,282)	(5,988,415)
Net decrease in net assets from capital share transactions	(2,238,778)	(7,250,333)

TOTAL DECREASE IN NET ASSETS:	(702,066)	(7,653,139)
NET ASSETS
Beginning of year	11,635,499	19,288,638
End of year (including accumulated net investment income of $84,921 and $44,728, respectively)	$10,933,433	$11,635,499

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	8,038	12,597
Shares sold - Institutional Class	72,895	73,605
Shares issued to holders in reinvestment of dividends - Retail Class	4,869	5,919
Shares issued to holders in reinvestment of dividends - Institutional Class	24,828	32,914
Shares redeemed - Retail Class	(22,437)	(219,631)
Shares redeemed - Institutional Class	(229,142)	(384,166)
Net decrease in shares outstanding	(140,949)	(478,762)

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	37

Grizzly Short Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS:
Net investment loss	$(3,377,479)	$(6,831,127)
Net realized loss on securities sold short and foreign currency and foreign currency translation	(28,568,686)	(41,559,059)
Net unrealized appreciation (depreciation) on securities sold short and foreign currency and foreign currency translation	4,861,667	(31,216,977)
Net decrease in net assets from operations	(27,084,498)	(79,607,163)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	224,754,923	400,472,363
Cost of shares redeemed	(170,183,996)	(408,496,540)
Net increase (decrease) in net assets from capital share transactions	54,570,927	(8,024,177)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	27,486,429	(87,631,340)
NET ASSETS
Beginning of year	178,211,844	265,843,184
End of year (including accumulated net investment loss of $(2,164,686) and $(4,870,403), respectively)	$205,698,273	$178,211,844

CHANGES IN SHARES OUTSTANDING:
Shares sold	37,475,246	53,022,634
Shares redeemed	(28,097,409)	(57,419,840)
Net increase (decrease) in shares outstanding	9,377,837	(4,397,206)

38	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Retail - LCORX

Financial Highlights (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.06	$18.44	$18.85	$18.29	$16.78
Income (loss) from investment operations:
Net investment income (loss) (2)	0.04	(0.01)	(0.01)	0.01	0.09
Net realized and unrealized gain on investments and securities sold short	2.53	0.32	0.76	2.02	1.78
Total from investment operations	2.57	0.31	0.75	2.03	1.87

Less distributions:
From net investment income	(0.01)	—	(0.03)	(0.21)	(0.23)
From net realized gain	(0.08)	(0.69)	(1.13)	(1.26)	(0.13)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.09)	(0.69)	(1.16)	(1.47)	(0.36)
Net asset value, end of year	$20.54	$18.06	$18.44	$18.85	$18.29

Total Return	14.31%	1.76%	4.03%	11.49%	11.29%

Supplemental data and ratios:
Net assets, end of year	$464,660,913	$524,731,192	$564,608,599	$569,237,299	$409,043,691
Ratio of expenses to average net assets (4)	1.21%	1.29%	1.30%	1.28%	1.28%
Ratio of net investment income (loss) to average net assets (5)	0.20%	(0.08)%	(0.05)%	0.04%	0.49%
Portfolio turnover rate (6)	52.36%	109.32%	78.96%	80.65%	105.28%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.19% for the year ended September 30, 2017, 1.17% for the year ended September 30, 2016, 1.16% for the year ended September 30, 2015, 1.15% for the year ended September 30, 2014, and 1.16% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	39

Leuthold Core Investment Fund - Institutional - LCRIX

Financial Highlights (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$18.08	$18.43	$18.85	$18.28	$16.77
Income from investment operations:
Net investment income (2)	0.06	0.01	0.01	0.03	0.11
Net realized and unrealized gain on investments and securities sold short	2.53	0.33	0.74	2.03	1.78
Total from investment operations	2.59	0.34	0.75	2.06	1.89

Less distributions:
From net investment income	(0.03)	—	(0.04)	(0.23)	(0.25)
From net realized gain	(0.08)	(0.69)	(1.13)	(1.26)	(0.13)
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	—	—
Total distributions	(0.11)	(0.69)	(1.17)	(1.49)	(0.38)
Net asset value, end of year	$20.56	$18.08	$18.43	$18.85	$18.28

Total Return	14.43%	1.93%	4.03%	11.66%	11.42%

Supplemental data and ratios:
Net assets, end of year	$385,390,357	$378,962,827	$293,666,347	$276,568,913	$196,501,094
Ratio of expenses to average net assets (4)	1.10%	1.17%	1.20%	1.18%	1.17%
Ratio of net investment income to average net assets (5)	0.30%	0.04%	0.05%	0.14%	0.60%
Portfolio turnover rate (6)	52.36%	109.32%	78.96%	80.65%	105.28%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.08% for the year ended September 30, 2017, 1.05% for the year ended September 30, 2016, 1.06% for the year ended September 30, 2015, 1.06% for the year ended September 30, 2014, and 1.06% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

40	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Retail - GLBLX

Financial Highlights (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$9.86	$10.03	$11.29	$11.65	$10.24
Income (loss) from investment operations:
Net investment income (loss) (2)	0.04	(0.01)	(0.03)	0.03	0.07
Net realized and unrealized gain (loss) on investments and securities sold short	1.02	0.21	(0.11)	0.83	1.44
Total from investment operations	1.06	0.20	(0.14)	0.86	1.51

Less distributions:
From net investment income	—	—	(0.03)	(0.08)	(0.08)
From net realized gain	(0.87)	(0.37)	(1.09)	(1.14)	(0.02)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.87)	(0.37)	(1.12)	(1.22)	(0.10)
Net asset value, end of year	$10.05	$9.86	$10.03	$11.29	$11.65

Total Return	12.02%	1.89%	(1.41)%	7.68%	14.78%

Supplemental data and ratios:
Net assets, end of year	$24,040,140	$78,743,516	$95,026,857	$130,838,148	$126,418,514
Ratio of expenses to average net assets (4)	1.56%	1.82%	1.71%	1.65%	1.63%
Ratio of net investment income (loss) to average net assets (5)	0.38%	(0.15)%	(0.29)%	0.25%	0.61%
Portfolio turnover rate (6)	63.13%	102.93%	78.37%	71.63%	101.03%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.56% for the year ended September 30, 2017, 1.61% for the year ended September 30, 2016, 1.54% for the year ended September 30, 2015, 1.53% for the year ended September 30, 2014, and 1.51% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	41

Leuthold Global Fund - Institutional - GLBIX

Financial Highlights (Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)	(Consolidated)

Per Share Data(1):
Net asset value, beginning of year	$9.95	$10.10	$11.34	$11.69	$10.27
Income (loss) from investment operations:
Net investment income (loss) (2)	0.06	0.01	(0.01)	0.05	0.09
Net realized and unrealized gain (loss) on investments and securities sold short	1.03	0.21	(0.11)	0.84	1.45
Total from investment operations	1.09	0.22	(0.12)	0.89	1.54

Less distributions:
From net investment income	(0.01)	—	(0.03)	(0.10)	(0.10)
From net realized gain	(0.87)	(0.37)	(1.09)	(1.14)	(0.02)
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	—	0.00 (3)
Total distributions	(0.88)	(0.37)	(1.12)	(1.24)	(0.12)
Net asset value, end of year	$10.16	$9.95	$10.10	$11.34	$11.69

Total Return	12.28%	2.18%	(1.30)%	7.95%	15.08%

Supplemental data and ratios:
Net assets, end of year	$78,614,144	$103,921,200	$218,497,272	$231,615,536	$239,275,879
Ratio of expenses to average net assets (4)	1.36%	1.57%	1.50%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets (5)	0.58%	0.10%	(0.09)%	0.45%	0.80%
Portfolio turnover rate (6)	63.13%	102.93%	78.37%	71.63%	101.03%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.36% for the year ended September 30, 2017, 1.36% for the year ended September 30, 2016, 1.33% for the year ended September 30, 2015, 1.33% for the year ended September 30, 2014, and 1.32% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

42	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund - LSLTX

Financial Highlights

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2017		2016		2015		2014		2013

Per Share Data(1):
Net asset value, beginning of year	$21.41		$21.27		$20.02		$16.82		$13.26
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(2)	(0.00	)(2)	(0.03	)(2)	(0.07	)(2)	0.03 (3)
Net realized and unrealized gain on investments	4.93		0.45		1.28		3.27		3.58
Total from investment operations	4.91		0.45		1.25		3.20		3.61

Less distributions:
From net investment income	—		(0.03)		—		—		(0.05)
From net realized gain	—		(0.28)		—		—		—
Total distributions	—		(0.31)		—		—		(0.05)
Net asset value, end of year	$26.32		$21.41		$21.27		$20.02		$16.82

Total Return	22.93%		2.09%		6.24%		19.02%		27.26%

Supplemental data and ratios:
Net assets, end of year	$15,045,866		$12,630,891		$12,624,145		$14,977,451		$9,805,531
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.80%		1.72%		1.73%		1.68%		1.80%
After expense reimbursement or recovery	1.50%		1.50%		1.50%		1.58%		1.60%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.39)%		(0.20)%		(0.35)%		(0.44)%		0.00%
After expense reimbursement or recovery	(0.09)%		0.02%		(0.12)%		(0.34)%		0.20%
Portfolio turnover rate	62.72%		118.26%		77.42%		66.79%		136.34%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net invesment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	43

Leuthold Global Industries Fund - Retail - LGINX

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Per Share Data(1):
Net asset value, beginning of year	$15.64	$15.76	$16.54	$14.89	$11.44
Income (loss) from investment operations:
Net investment income (2)	0.12	0.12	0.04	0.08	0.10
Net realized and unrealized gain (loss) on investments	3.01	0.41	(0.46)	1.68	3.43
Total from investment operations	3.13	0.53	(0.42)	1.76	3.53

Less distributions:
From net investment income	(0.07)	(0.07)	(0.05)	(0.11)	(0.08)
From net realized gain	(0.57)	(0.58)	(0.31)	—	—
Redemption fees	—	—	0.00 (3)	0.00 (3)	0.00 (3)
Total distributions	(0.64)	(0.65)	(0.36)	(0.11)	(0.08)
Net asset value, end of year	$18.13	$15.64	$15.76	$16.54	$14.89

Total Return	20.90%	3.24%	(2.61)%	11.78%	30.98%

Supplemental data and ratios:
Net assets, end of year	$1,952,884	$1,833,241	$5,015,722	$11,351,746	$4,797,409
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.66%	2.35%	2.04%	2.06%	2.70%
After expense reimbursement or recovery	1.50%	1.50%	1.50%	1.72%	1.96%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.43)%	(0.10)%	(0.29)%	0.18%	0.01%
After expense reimbursement or recovery	0.73	0.75%	0.24%	0.52%	0.75%
Portfolio turnover rate	87.41%	110.53%	95.84%	107.17%	142.87%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

44	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Institutional - LGIIX

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2017	2016	2015	2014	2013
Per Share Data(1):
Net asset value, beginning of year	$15.70	$15.82	$16.63	$14.95	$11.48
Income (loss) from investment operations:
Net investment income (2)	0.16	0.15	0.08	0.13	0.13
Net realized and unrealized gain (loss) on investments	3.03	0.43	(0.48)	1.69	3.45
Total from investment operations	3.19	0.58	(0.40)	1.82	3.58

Less distributions:
From net investment income	(0.10)	(0.12)	(0.10)	(0.14)	(0.11)
From net realized gain	(0.57)	(0.58)	(0.31)	—	—
Redemption fees	—	—	0.00 (3)	—	0.00 (3)
Total distributions	(0.67)	(0.70)	(0.41)	(0.14)	(0.11)
Net asset value, end of year	$18.22	$15.70	$15.82	$16.63	$14.95

Total Return	21.25%	3.47%	(2.44)%	12.16%	31.17%

Supplemental data and ratios:
Net assets, end of year	$8,980,549	$9,802,258	$14,272,916	$16,853,310	$9,705,739
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.41%	2.10%	1.79%	1.81%	2.45%
After expense reimbursement or recovery	1.25%	1.25%	1.25%	1.47%	1.71%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.18)%	0.15%	(0.05)%	0.43%	0.26%
After expense reimbursement or recovery	0.98%	1.00%	0.49%	0.77%	1.00%
Portfolio turnover rate	87.41%	110.53%	95.84%	107.17%	142.87%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	45

Grizzly Short Fund - GRZZX

Financial Highlights

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		September 30,		September 30,		September 30,		September 30,
	2017		2016		2015		2014		2013
Per Share Data(1):
Net asset value, beginning of year	$6.17		$7.99		$7.37		$8.58		$11.06
Income (loss) from investment operations:
Net investment loss	(0.10	)(2)	(0.18	)(2)	(0.20	)(2)	(0.26	)(3)	(0.34	)(2)
Net realized and unrealized gain (loss) on investments and securities sold short	(0.70)		(1.64)		0.82		(0.95)		(2.14)
Total from investment operations	(0.80)		(1.82)		0.62		(1.21)		(2.48)

Less distributions:
From net investment income	—		—		—		—		—
From net realized gain	—		—		—		—		—
From return of capital	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$5.37		$6.17		$7.99		$7.37		$8.58

Total Return	(12.97)%		(22.78)%		8.41%		(14.20)%		(22.33)%

Supplemental data and ratios:
Net assets, end of year	$205,698,273		$178,211,844		$265,843,184		$72,182,207		$94,914,802
Ratio of expenses to average net assets (4)	2.63%		2.65%		2.81%		3.35%		3.43%
Ratio of net investment loss to average net assets (5)	(1.78)%		(2.50)%		(2.81)%		(3.35)%		(3.42)%
Portfolio turnover rate(6)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated based on average shares outstanding.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)
The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.54% for the year ended September 30, 2017, 1.52% for the year ended September 30, 2016, 1.55% for the year ended September 30, 2015, 1.57% for the year ended September 30, 2014, and 1.54% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

46	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 66.76%
Aerospace & Defense - 3.01%
General Dynamics Corp.	14,986	$3,080,822
L3 Technologies, Inc.	20,209	3,807,982
Northrop Grumman Corp.	20,890	6,010,471
Raytheon Co.	32,470	6,058,252
Spirit AeroSystems Holdings, Inc. - Class A	46,775	3,635,353
Textron, Inc.	56,084	3,021,806
		25,614,686

Air Freight & Logistics - 0.02%
Hyundai Glovis Co., Ltd. (b)	1,582	204,764

Airlines - 3.61%
Air China, Ltd. (b)	150,000	124,762
Alaska Air Group, Inc.	42,688	3,255,814
American Airlines Group, Inc. (h)	114,213	5,423,975
China Southern Airlines Co., Ltd. - ADR	5,699	195,875
Delta Air Lines, Inc.	133,059	6,416,105
Hawaiian Holdings, Inc. (a)(h)	129,653	4,868,470
JetBlue Airways Corp. (a)(h)	133,059	2,465,583
Southwest Airlines Co.	142,368	7,969,761
		30,720,345

Auto Components - 3.20%
American Axle & Manufacturing Holdings, Inc. (a)	126,474	2,223,413
BorgWarner, Inc. (h)	92,187	4,722,740
Chaowei Power Holdings, Ltd. (b)	414,000	240,336
Cooper Tire & Rubber Co. (h)	59,490	2,224,926
Cooper-Standard Holding, Inc. (a)(h)	20,209	2,343,638
Gentex Corp. (h)	120,797	2,391,781
Hankook Tire Co., Ltd. (b)	4,031	212,274
Lear Corp.	26,793	4,637,332
Magna International, Inc. (b)	77,883	4,157,395
Minth Group, Ltd. (b)	108,000	567,547
Nexteer Automotive Group, Ltd.	277,000	477,533
Tenneco, Inc.	37,011	2,245,457
Tianneng Power International, Ltd. (b)	214,000	221,733
Tong Yang Industry Co., Ltd. (b)	147,000	300,567
Xinyi Glass Holdings, Ltd. (b)	250,000	247,781
		27,214,453

Automobiles - 2.65%
BAIC Motor Corp., Ltd. (b)	197,500	187,696
Fiat Chrysler Automobiles NV (b)	238,656	4,274,329
Ford Motor Co.	352,496	4,219,377
Geely Automobile Holdings, Ltd. (b)	116,000	329,407
General Motors Co.	106,301	4,292,434
Great Wall Motor Co., Ltd. (b)	359,500	444,940
Honda Motor Co., Ltd. - ADR	139,760	4,131,306
Tofas Turk Otomobil Fabrikasi AS (b)	31,769	275,261
Toyota Motor Corp. - ADR	34,494	4,110,650
Yadea Group Holdings, Ltd. (b)	660,000	246,190
		22,511,590

Banks - 5.33%
Agricultural Bank of China, Ltd. (b)	358,000	161,154
Alpha Bank AE (a)(b)	65,310	129,462
Banco Macro SA - ADR (h)	17,257	2,025,109
Bank Negara Indonesia Persero Tbk PT (b)	510,400	280,657
Bank of China, Ltd. (b)	2,269,000	1,127,065
Bank Tabungan Negara Persero Tbk PT (b)	2,117,700	495,976
BB&T Corp.	60,399	2,835,129
China Construction Bank Corp. (b)	198,000	165,419

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	47

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 66.76% (continued)
Banks - 5.33% (continued)
China Merchants Bank Co., Ltd. (b)	93,000	$329,318
Chong Hing Bank, Ltd. (b)	104,000	212,533
Chongqing Rural Commercial Bank Co., Ltd. (b)	459,000	292,201
CIT Group, Inc.	64,486	3,163,038
Citigroup, Inc.	41,098	2,989,469
Citizens Financial Group, Inc.	78,337	2,966,622
Credicorp, Ltd. (b)	13,624	2,793,193
CTBC Financial Holding Co., Ltd. (b)	260,000	163,202
Dah Sing Financial Holdings, Ltd. (b)	15,000	102,124
DBS Group Holdings, Ltd. (b)	24,000	369,458
Fifth Third Bancorp (h)	99,681	2,789,074
First BanCorp (a)(b)	223,430	1,143,962
Grupo Financiero Galicia SA - ADR	44,050	2,270,337
Hana Financial Group, Inc. (b)	12,438	516,012
Huishang Bank Corp., Ltd. (b)	340,000	167,571
IBERIABANK Corp.	28,383	2,331,663
Kasikornbank PCL - NVDR	33,200	206,469
KB Financial Group, Inc. - ADR	68,425	3,354,878
Kiatnakin Bank PCL - NVDR	83,300	174,412
OTP Bank PLC (b)	4,300	161,430
Regions Financial Corp.	190,733	2,904,864
SunTrust Banks, Inc.	48,591	2,904,284
Taiwan Business Bank (b)	897,834	244,752
TCF Financial Corp.	133,286	2,271,193
Turkiye Is Bankasi - Class C (b)	114,000	216,914
Turkiye Sinai Kalkinma Bankasi AS (b)	438,140	170,902
Umpqua Holdings Corp.	127,836	2,494,080
Woori Bank (b)	23,506	366,970
		45,290,896

Biotechnology - 2.22%
AbbVie, Inc.	66,075	5,871,425
Amgen, Inc.	24,296	4,529,989
Biogen, Inc. (a)	13,624	4,265,947
Gilead Sciences, Inc.	51,543	4,176,014
		18,843,375

Building Products - 0.04%
IS Dongseo Co., Ltd. (b)	3,440	98,811
Trakya Cam Sanayii AS (b)	207,100	210,924
		309,735

Capital Markets - 3.30%
Ameriprise Financial, Inc.	25,885	3,844,181
Bank of New York Mellon Corp.	62,896	3,334,746
Evercore, Inc. - Class A (h)	42,007	3,371,062
Federated Investors, Inc. - Class B (h)	75,158	2,232,192
Franklin Resources, Inc.	73,114	3,254,304
Invesco, Ltd.	85,376	2,991,575
Morgan Stanley	42,688	2,056,281
State Street Corp.	35,876	3,427,593
T. Rowe Price Group, Inc.	38,601	3,499,181
		28,011,115

Chemicals - 0.35%
AECI, Ltd. (b)	25,629	192,528
China Lumena New Materials Corp. (a)(b)(d)(e)	838,000	6,437
China Sanjiang Fine Chemicals Co., Ltd. (b)	466,000	157,689
ENF Technology Co., Ltd. (b)	19,630	430,766
Fufeng Group, Ltd. (b)	358,000	245,957
Grand Pacific Petrochemical (b)	425,000	319,424
Hanwha Chemical Corp. (b)	12,875	366,325
Huchems Fine Chemical Corp. (b)	8,800	184,419
Korea Petrochemical Industry Co., Ltd. (b)	1,089	236,530
PTT Global Chemical PCL - NVDR	83,500	192,998

48	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
Chemicals - 0.35% (continued)
SKC Co., Ltd. (b)	5,501	$198,571
UNIPETROL (b)	30,300	468,638
		3,000,282

Communications Equipment - 0.07%
Huneed Technologies (a)(b)	12,900	118,807
Sercomm Corp. (b)	42,000	113,344
Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co. (b)	84,500	323,501
		555,652

Construction Materials - 0.03%
China Resources Cement Holdings, Ltd. (b)	380,000	234,275

Consumer Finance - 0.49%
Navient Corp.	160,987	2,418,025
World Acceptance Corp. (a)(h)	21,344	1,769,204
		4,187,229

Diversified Consumer Services - 0.25%
Adtalem Global Education, Inc. (h)	53,360	1,912,956
Kroton Educacional SA (b)	32,600	205,554
		2,118,510

Diversified Financial Services - 0.04%
Fubon Financial Holding Co., Ltd. (b)	204,000	318,805

Diversified Telecommunication Services - 0.10%
China Communications Services Corp., Ltd. (b)	486,000	250,918
China Telecom Corp., Ltd. - ADR	3,749	191,649
CITIC Telecom International Holdings, Ltd. (b)	549,000	158,591
Telekomunikasi Indonesia Persero Tbk PT - ADR	7,313	250,836
		851,994

Electric Utilities - 0.02%
Tenaga Nasional Bhd (b)	49,900	169,327

Electronic Equipment, Instruments & Components - 5.04%
Arrow Electronics, Inc. (a)	74,477	5,988,696
Avnet, Inc.	96,048	3,774,686
Benchmark Electronics, Inc. (a)	79,245	2,706,217
Chin-Poon Industrial Co., Ltd. (b)	196,000	376,694
Corning, Inc.	67,438	2,017,745
DataTec, Ltd. (b)	31,806	134,542
Elite Material Co., Ltd. (b)	74,000	352,407
Flex, Ltd. (a)	357,624	5,925,830
FLEXium Interconnect, Inc. (b)	45,873	176,191
Hon Hai Precision Industry Co., Ltd. (b)	74,300	258,037
Jabil, Inc. (h)	245,909	7,020,702
Jarllytec Co., Ltd. (b)	74,000	128,512
Kingboard Chemical Holdings, Ltd. (b)	53,500	284,930
Methode Electronics, Inc.	60,626	2,567,511
Plexus Corp. (a)	38,601	2,164,744
Sanmina Corp. (a)	93,096	3,458,516
Sinbon Electronics Co., Ltd. (b)	63,000	166,850
SVI PCL - NVDR	929,000	140,927
Tech Data Corp. (a)	58,355	5,184,842
		42,828,579

Food & Staples Retailing - 0.03%
Shoprite Holdings, Ltd. (b)	19,060	291,305

Food Products - 0.14%
CJ CheilJedang Corp. (b)	426	131,906
Indofood Sukses Makmur Tbk PT (b)	346,000	216,670
Industrias Bachoco Sab de CV (b)	33,200	183,995

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	49

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 66.76% (continued)
Food Products - 0.14% (continued)
Sao Martinho SA (b)	43,700	$246,154
Uni-President Enterprises Corp. (b)	91,560	191,978
WH Group, Ltd. (b)	230,500	245,483
		1,216,186

Health Care Providers & Services - 4.25%
Aetna, Inc.	42,915	6,823,914
Anthem, Inc.	32,016	6,079,198
Centene Corp. (a)	62,215	6,020,546
Cigna Corp. (h)	24,750	4,626,765
Humana, Inc.	19,300	4,702,059
Qualicorp SA (b)	29,100	344,736
UnitedHealth Group, Inc.	38,374	7,515,548
		36,112,766

Hotels, Restaurants & Leisure - 3.11%
Carnival Corp.	101,043	6,524,347
ILG, Inc. (h)	123,522	3,301,743
Marriott Vacations Worldwide Corp.	24,523	3,053,849
Norwegian Cruise Line Holdings, Ltd. (a)(h)	55,857	3,019,071
Royal Caribbean Cruises, Ltd.	45,867	5,437,074
Wyndham Worldwide Corp.	48,364	5,098,049
		26,434,133

Household Durables - 3.75%
Arcelik AS (b)	34,711	221,372
CalAtlantic Group, Inc. (h)	96,502	3,534,868
D.R. Horton, Inc.	182,331	7,280,477
Haier Electronics Group Co., Ltd. (b)	78,000	190,913
Lentex SA (b)	78,742	176,948
M/I Homes, Inc. (a)	68,346	1,826,889
MDC Holdings, Inc. (h)	71,525	2,375,345
Meritage Homes Corp. (a)	59,945	2,661,558
PulteGroup, Inc.	212,304	5,802,268
Taiwan Sakura Corp. (b)	169,000	213,946
Taylor Morrison Home Corp. - Class A (a)	102,632	2,263,036
Toll Brothers, Inc. (h)	128,972	5,348,469
		31,896,089

Independent Power & Renewable Electricity Producers - 0.05%
Huaneng Renewables Corp., Ltd. (b)	904,000	299,651
SPCG PCL - NVDR	266,400	163,064
		462,715

Industrial Conglomerates - 0.03%
Turkiye Sise ve Cam Fabrikalari AS (b)	229,811	264,450

Insurance - 4.15%
Aflac, Inc. (h)	49,046	3,991,854
Cathay Financial Holding Co., Ltd. (b)	236,000	376,090
China Life Insurance Co., Ltd. (b)	105,370	99,369
China Taiping Insurance Holdings Co., Ltd. (b)	58,000	156,069
CNO Financial Group, Inc.	113,077	2,639,217
Dhipaya Insurance PCL - NVDR	124,000	170,105
Hanwha General Insurance Co., Ltd. (b)	32,377	227,402
Hanwha Life Insurance Co., Ltd. (b)	38,600	231,227
Korean Reinsurance Co. (b)	13,329	132,207
Lincoln National Corp.	50,181	3,687,300
Manulife Financial Corp. (b)(h)	180,969	3,671,861
MetLife, Inc. (h)	59,263	3,078,713

50	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 66.76% (continued)
Insurance - 4.15% (continued)
PICC Property & Casualty Co., Ltd. (b)	482,000	$855,022
Ping An Insurance Group Co. of China, Ltd. (b)	73,000	563,882
Principal Financial Group, Inc.	57,447	3,696,140
Prudential Financial, Inc.	44,050	4,683,396
Qualitas Controladora SAB de CV (b)	150,000	246,458
Sanlam, Ltd. (b)	33,674	168,229
Shinkong Insurance Co., Ltd. (b)	194,000	168,970
Sun Life Financial, Inc. (b)	57,220	2,278,501
Unum Group	76,066	3,889,255
Wiz Solucoes e Corretagem de Seguros SA (b)	42,400	233,075
		35,244,342

Internet Software & Services - 0.57%
Alibaba Group Holding, Ltd. - ADR (a)(h)	12,949	2,236,422
NetEase, Inc. - ADR	1,420	374,610
Tencent Holdings, Ltd. (b)	50,500	2,207,895
		4,818,927

IT Services - 5.97%
Accenture PLC - Class A (b)	44,958	6,072,477
Amdocs, Ltd.	38,828	2,497,417
CACI International, Inc. - Class A (a)(h)	17,030	2,373,130
CGI Group, Inc. - Class A (a)(b)	36,330	1,884,437
Chinasoft International, Ltd. (b)	654,000	364,192
Cognizant Technology Solutions Corp. - Class A	38,601	2,800,117
Convergys Corp.	70,617	1,828,274
DST Systems, Inc.	55,403	3,040,517
Fiserv, Inc. (a)	47,002	6,061,378
International Business Machines Corp.	34,059	4,941,280
MasterCard, Inc. - Class A	51,543	7,277,872
Science Applications International Corp.	35,195	2,352,786
Visa, Inc. - Class A (h)	73,114	7,694,517
Western Union Co. (h)	79,472	1,525,862
		50,714,256

Metals & Mining - 0.16%
Ann Joo Resources Bhd (b)	447,700	376,672
Boryszew SA (a)(b)	57,100	156,561
Chung Hung Steel Corp. (a)(b)	329,000	114,751
Eregli Demir ve Celik Fabrikalari TAS (b)	107,022	232,234
Jastrzebska Spolka Weglowa SA (a)(b)	6,615	175,047
Thai Metal Trade PCL - NVDR	648,500	303,526
		1,358,791

Multiline Retail - 0.43%
Target Corp.	61,265	3,615,248

Oil, Gas & Consumable Fuels - 0.29%
Grupa Lotos SA (b)	12,988	212,758
GS Holdings Corp. (b)	4,194	240,890
Hellenic Petroleum SA (b)	20,483	174,698
Motor Oil Hellas Corinth Refineries SA (b)	8,500	203,452
NewOcean Energy Holdings, Ltd. (b)	366,000	99,942
Polski Koncern Naftowy ORLEN SA (b)	13,329	444,741
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	180,799	336,642
SK Innovation Co., Ltd. (b)	1,349	235,123
Thai Oil PCL - NVDR	115,000	319,201
Tupras Turkiye Petrol Rafinerileri AS (b)	6,130	209,194
		2,476,641

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	51

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 66.76% (continued)
Paper & Forest Products - 0.12%
Alkim Alkali Kimya AS (b)	31,800	$203,372
Lee & Man Paper Manufacturing, Ltd. (b)	350,000	450,340
Nine Dragons Paper Holdings, Ltd. (b)	113,000	223,633
Sappi, Ltd. (b)	22,519	153,371
		1,030,716

Pharmaceuticals - 0.11%
China Pharmaceutical Group, Ltd. (b)	262,000	440,317
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (b)	56,000	146,532
Sino Biopharmaceutical, Ltd. (b)	344,000	364,446
		951,295

Professional Services - 0.32%
ManpowerGroup, Inc. (h)	23,160	2,728,711

Real Estate Investment Trusts (REITs) - 0.02%
Proligis Propery Mexico SA de CV (b)	90,400	178,814

Real Estate Management & Development - 0.20%
China Aoyuan Property Group, Ltd. (b)	330,000	185,052
China Resources Land, Ltd. (b)	72,000	221,379
Gemdale Properties & Investment Corp., Ltd. (b)	2,200,000	248,955
K Wah International Holdings, Ltd. (b)	301,000	181,682
Kerry Properties, Ltd. (b)	54,500	226,369
Logan Property Holdings Co., Ltd. (b)	160,000	165,513
Sena Development PCL - NVDR	1,484,800	170,991
Yanlord Land Group, Ltd. (b)	237,000	323,770
		1,723,711

Road & Rail - 2.56%
Canadian National Railway Co. (b)	43,369	3,593,121
CSX Corp.	93,323	5,063,706
Genesee & Wyoming, Inc. - Class A (a)	29,972	2,218,228
Kansas City Southern	31,335	3,405,488
Norfolk Southern Corp.	30,199	3,993,516
Union Pacific Corp.	29,745	3,449,528
		21,723,587

Semiconductors & Semiconductor Equipment - 7.59%
Applied Materials, Inc.	220,251	11,472,875
APS Holdings Corp. (a)(b)	9,200	78,940
Chen Full International Co., Ltd. (b)	85,000	124,646
Cirrus Logic, Inc. (a)	29,745	1,586,003
Dongbu HiTek Co., Ltd. (a)(b)	14,872	199,457
Hua Hong Semiconductor, Ltd. (b)	208,000	282,565
Intel Corp. (h)	68,800	2,619,904
King Yuan Electronics Co., Ltd. (b)	358,600	352,514
KLA-Tencor Corp.	32,924	3,489,944
Kulicke & Soffa Industries, Inc. (a)(b)(h)	89,463	1,929,717
Lam Research Corp. (h)	74,250	13,739,220
MKS Instruments, Inc.	61,307	5,790,446
PSK, Inc. (b)	11,472	239,033
QUALCOMM, Inc.	33,151	1,718,548

52	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 66.76% (continued)
Semiconductors & Semiconductor Equipment - 7.59% (continued)
Samsung Electronics Co., Ltd. (b)	1,076	$2,421,241
Silicon Works Co., Ltd. (b)	4,968	192,172
SK Hynix, Inc. (b)	7,657	558,427
SolarEdge Technologies, Inc. (a)(b)	125,112	3,571,948
Taiwan Semiconductor Co., Ltd. (b)	202,000	364,548
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	87,054	3,268,878
Tera Semicon Co., Ltd. (b)	5,500	144,467
Teradyne, Inc. (h)	266,572	9,940,470
Unisem M Bhd (b)	315,000	281,614
Wonik Holdings Co., Ltd. (a)(b)	28,009	185,614
		64,553,191

Software - 2.51%
Activision Blizzard, Inc.	169,162	10,912,640
Electronic Arts, Inc. (a)	88,327	10,427,886
		21,340,526

Specialty Retail - 0.28%
Bed, Bath & Beyond, Inc. (h)	59,263	1,390,903
FF Group (a)(b)	18,414	400,946
Super Group, Ltd. (a)(b)	119,207	379,284
Zhongsheng Group Holdings, Ltd. (b)	86,000	186,810
		2,357,943

Technology Hardware, Storage & Peripherals - 0.14%
Catcher Technology Co., Ltd. (b)	34,000	318,047
Pegatron Corp. (b)	346,000	900,922
		1,218,969

Tobacco - 0.03%
Philip Morris CR AS (b)	287	216,201

Transportation Infrastructure - 0.10%
Celebi Hava Servisi AS (b)	22,698	212,248
TAV Havalimanlari Holding AS (b)	44,000	218,039
Wilson Sons, Ltd. - BDR	33,300	446,853
		877,140

Water Utilities - 0.05%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	27,223	284,752
Cia de Saneamento de Minas Gerais-COPASA (b)	10,600	143,346
		428,098

Wireless Telecommunication Services - 0.03%
China Mobile, Ltd. - ADR	4,947	250,170
TOTAL COMMON STOCKS (Cost $400,806,894)		$567,470,533

PREFERRED STOCKS - 1.18%
Banks - 1.06%
Banco Bradesco SA - ADR (h)	300,655	$3,328,251
Bancolombia SA - ADR	55,403	2,536,903
Itau Unibanco Holding SA - ADR	228,728	3,133,574
		8,998,728

Chemicals - 0.05%
Braskem SA - ADR	16,435	439,472

Paper & Forest Products - 0.02%
Suzano Papel e Celulose SA - Class A (b)	33,400	194,042

Textiles, Apparel & Luxury Goods - 0.03%
Alpargatas SA (b)	54,000	271,095

Water Utilities - 0.02%
Cia de Saneamento do Parana (b)	45,000	152,740
TOTAL PREFERRED STOCKS (Cost $7,791,621)		$10,056,077

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	53

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
INVESTMENT COMPANIES - 12.28%
Exchange-Traded Funds - 12.28%
Central and Eastern Europe Fund, Inc.	6,456	$159,463
CurrencyShares Japanese Yen Trust (a)(f)	187,794	16,031,974
Global X MSCI Pakistan ETF	23,381	339,492
iShares Floating Rate Bond ETF (h)	415,650	21,173,211
iShares International Treasury Bond ETF (h)	314,000	15,464,500
iShares JP Morgan USD Emerging Markets Bond ETF (h)	35,104	4,086,808
iShares MBS ETF	44,902	4,809,004
iShares MSCI India Small-Cap ETF (h)	19,778	904,052
iShares MSCI Russia Capped ETF	57,395	1,930,194
iShares MSCI UAE Capped ETF	28,931	502,242
Morgan Stanley China A Share Fund, Inc.	11,400	272,004
SPDR Bloomberg Barclays International Treasury Bond ETF	1,050,795	29,516,831
SPDR Bloomberg Barclays Short-Term International Treasury Bond ETF (h)	52,283	1,672,010
VanEck Vectors Russia ETF	35,810	798,205
Vanguard Mortgage-Backed Securities ETF	127,679	6,738,898
TOTAL INVESTMENT COMPANIES (Cost $101,985,949)		$104,398,888

	Principal Amount	Fair Value
CORPORATE BONDS - 3.55%
Banks - 1.15%
JPMorgan Chase & Co. 1.500%, 01/27/2025	$4,600,000	$5,632,703
Wells Fargo & Co. 1.125%, 10/29/2021	3,430,000	4,182,346
		9,815,049

Biotechnology - 0.39%
AbbVie, Inc. 2.850%, 05/14/2023	3,260,000	3,285,378

Diversified Telecommunication Services - 0.55%
AT&T, Inc. 3.400%, 05/15/2025	4,700,000	4,636,084

Food Products - 0.50%
Kraft Heinz Foods Co. 3.950%, 07/15/2025	4,150,000	4,274,342

Internet Software & Services - 0.41%
Alibaba Group Holding, Ltd. 2.500%, 11/28/2019 (b)	3,480,000	$3,508,463

Software - 0.55%
Oracle Corp. 2.950%, 05/15/2025	4,620,000	4,658,767
TOTAL CORPORATE BONDS (Cost $29,109,113)		$30,178,083

UNITED STATES TREASURY OBLIGATIONS - 3.20%

United States Treasury Notes - 3.20%
2.125%, 05/15/2025	$27,346,000	$27,168,678
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $27,230,449)		$27,168,678

54	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Principal Amount		Fair Value
FOREIGN GOVERNMENT BONDS - 2.26%
Argentina Republic Government International Bond 6.250%, 04/22/2019 (b)		$4,300,000	$4,525,750
Government of the United Kingdom 2.250%, 09/07/2023 (b)	GBP	3,750,000	5,413,594
Indonesia Government International Bond 5.875%, 03/13/2020 (b)(g)		$2,260,000	2,457,811
Korea International Bond 7.125%, 04/16/2019 (b)		$2,250,000	2,419,650
Poland Government International Bond 6.375%, 07/15/2019 (b)		$2,000,000	2,159,760
Turkey Government International Bond 7.500%, 11/07/2019 (b)		$2,010,000	2,189,895
TOTAL FOREIGN GOVERNMENT BONDS (Cost $18,792,734)			$19,166,460

	Shares	Fair Value
RIGHTS - 0.00%
Insurance - 0.00%
Hanwa General Insurance Co. (a)(b)	7,422	$5,314
TOTAL RIGHTS (Cost $4,569)		$5,314

SHORT-TERM INVESTMENTS - 9.10%
Money Market Funds - 9.10%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.908% (c)(i)	77,396,775	$77,396,775
TOTAL SHORT-TERM INVESTMENTS (Cost $77,396,775)		$77,396,775

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 8.79%
Mount Vernon Liquid Assets Portfolio, LLC, 1.320% (c)	74,692,474	$74,692,474
TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL (Cost 74,692,474)		$74,692,474

Total Investments (Cost $737,810,578) - 107.12%		$910,533,282
Liabilities in Excess of Other Assets - (7.12)%		(60,482,012)
TOTAL NET ASSETS - 100.00%		$850,051,270

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2017.
(d)	Illiquid security. At September 30, 2017, the fair value of these securities total $11,751, which represents an amount that rounds to 0.00% of total net assets.
(e)	This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc.
(f)	Affiliated security (Note 2). At September 30, 2017, the market value of this security totals $16,031,974, which represents 1.89% of total net assets.
(g)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933.  Resale to the public may require registration or may extend only to qualified institutional buyers.  At September 30, 2017, the market value of these securities total $2,457,811, which represents 0.29% of total net assets.

(h)
This security or a portion of this security was out on loan as of September 30, 2017. Total loaned securities had a value of $73,267,883 or 8.62% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 7.

(i)	All or a portion of the assets have been committed as collateral for open securites sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	55

Leuthold Core Investment Fund

Consolidated Schedule of Securities Sold Short - (a)
September 30, 2017
	Shares	Fair Value
COMMON STOCKS - 3.82%
Banks - 0.17%
First Republic Bank	5,166	$539,640
Investors Bancorp, Inc.	12,976	176,993
MB Financial, Inc.	3,973	178,864
People’s United Financial, Inc.	29,169	529,126
		1,424,623

Beverages - 0.12%
Anheuser-Busch InBev SA/NV - ADR	4,532	540,668
Monster Beverage Corp.	9,382	518,355
		1,059,023

Building Products - 0.06%
Johnson Controls International PLC	12,255	493,754

Capital Markets - 0.09%
FactSet Research Systems, Inc.	3,110	560,142
Interactive Brokers Group, Inc. - Class A	3,845	173,179
		733,321

Chemicals - 0.09%
Ashland Global Holdings, Inc.	8,569	560,327
GCP Applied Technologies, Inc.	6,290	193,103
		753,430

Commercial Services & Supplies - 0.11%
Cintas Corp.	3,774	544,513
Clean Harbors, Inc.	2,899	164,373
Ritchie Bros Auctioneers, Inc. (b)	5,719	180,835
		889,721

Communications Equipment - 0.03%
ViaSat, Inc.	4,322	277,991

Construction Materials - 0.06%
Vulcan Materials Co.	4,306	514,998

Containers & Packaging - 0.07%
Ball Corp.	13,757	568,164

Diversified Telecommunication Services - 0.06%
Zayo Group Holdings, Inc.	14,414	496,130

Electrical Equipment - 0.10%
Acuity Brands, Inc.	2,267	388,292
Emerson Electric Co.	7,820	491,409
		879,701

Energy Equipment & Services - 0.23%
Core Laboratories NV (b)	4,533	447,407
Dril-Quip, Inc.	10,436	460,749
Halliburton Co.	10,990	505,870
Schlumberger, Ltd. (b)	7,195	501,923
		1,915,949

Food Products - 0.23%
BRF SA - ADR	11,944	172,113
Conagra Brands, Inc.	13,283	448,169
Hormel Foods Corp.	15,195	488,367
Kellogg Co.	7,248	452,058
TreeHouse Foods, Inc.	6,114	414,101
		1,974,808

Health Care Equipment & Supplies - 0.23%
Abbott Laboratories	10,368	553,236
ABIOMED, Inc.	3,103	523,166
ICU Medical, Inc.	1,022	189,939
Insulet Corp.	3,400	187,272
Nevro Corp.	3,953	359,249
Penumbra, Inc.	1,858	167,777
		1,980,639

56	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 3.82% (continued)
Hotels, Restaurants & Leisure - 0.12%
Hilton Worldwide Holdings, Inc.	7,987	$554,697
Starbucks Corp.	7,906	424,632
		979,329

Industrial Conglomerates - 0.06%
3M Co.	2,516	528,108

Insurance - 0.13%
Markel Corp.	553	590,593
Willis Towers Watson PLC (b)	3,488	537,954
		1,128,547

Internet & Direct Marketing Retail - 0.15%
Amazon.com, Inc.	530	509,516
Ctrip.com International, Ltd. - ADR	9,883	521,229
TripAdvisor, Inc.	6,589	267,052
		1,297,797

Internet Software & Services - 0.02%
Cornerstone OnDemand, Inc.	5,093	206,827

Life Sciences Tools & Services - 0.06%
Illumina, Inc.	2,682	534,254

Machinery - 0.12%
Flowserve Corp.	10,226	435,525
Wabtec Corp.	7,168	542,976
		978,501

Media - 0.12%
Grupo Televisa SAB - ADR	18,804	463,895
IMAX Corp. (b)	16,762	379,659
News Corp. - Class A	13,047	173,003
		1,016,557

Metals & Mining - 0.04%
Franco-Nevada Corp. (b)	4,421	342,539

Multi-Utilities - 0.06%
Dominion Energy, Inc.	6,601	507,815

Oil, Gas & Consumable Fuels - 0.27%
Apache Corp.	10,147	464,733
Hess Corp.	9,013	422,620
Occidental Petroleum Corp.	8,144	522,926
PDC Energy, Inc.	7,233	354,634
RSP Permian, Inc.	16,131	557,971
		2,322,884

Pharmaceuticals - 0.02%
Nektar Therapeutics	7,928	190,272

Professional Services - 0.15%
Nielsen Holdings PLC (b)	13,256	549,461
Verisk Analytics, Inc.	6,589	548,139
WageWorks, Inc.	2,937	178,276
		1,275,876

Real Estate Investment Trusts (REITs) - 0.04%
Acadia Realty Trust	5,903	168,944
Education Realty Trust, Inc.	4,296	154,355
		323,299

Real Estate Management & Development - 0.02%
Kennedy-Wilson Holdings, Inc.	8,540	158,417

Semiconductors & Semiconductor Equipment - 0.16%
Ambarella, Inc.	6,418	314,546
Cavium, Inc.	7,753	511,233
Inphi Corp.	13,226	524,940
		1,350,719

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	57

Leuthold Core Investment Fund

Consolidated Schedule of Securities Sold Short - (a) (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 3.82% (continued)
Software - 0.53%
CommVault Systems, Inc.	2,805	$170,544
Guidewire Software, Inc.	7,748	603,259
Salesforce.com, Inc.	5,587	521,938
Splunk, Inc.	8,665	575,616
Symantec Corp.	16,366	536,968
Tableau Software, Inc. - Class A	7,985	597,997
Ultimate Software Group, Inc.	2,425	459,780
Workday, Inc. - Class A	4,955	522,207
Zendesk, Inc.	18,396	535,508
		4,523,817

Specialty Retail - 0.02%
Monro, Inc.	3,084	172,858

Technology Hardware, Storage & Peripherals - 0.02%
Diebold Nixdorf, Inc.	6,378	145,737

Water Utilities - 0.06%
American Water Works Co., Inc.	6,668	539,508
TOTAL COMMON STOCKS (Proceeds $32,120,624)		$32,485,913

INVESTMENT COMPANIES - 3.00%

Exchange-Traded Funds - 3.00%
SPDR S&P 500 ETF Trust	101,417	$25,478,993
TOTAL INVESTMENT COMPANIES (Proceeds $25,030,993)		$25,478,993

TOTAL SECURITIES SOLD SHORT (Proceeds $57,151,617) - 6.82%		$57,964,906

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
(a) Non-income producing security.
(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

58	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Consolidated Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 68.82%
Airlines - 4.49%
Air Canada (a)(b)	30,445	$640,254
AirAsia Bhd (b)	561,700	459,368
Delta Air Lines, Inc.	14,762	711,824
Deutsche Lufthansa AG (b)	26,928	748,833
Hawaiian Holdings, Inc. (a)(g)	5,770	216,664
International Consolidated Airlines Group SA (b)	53,284	423,677
JetBlue Airways Corp. (a)(g)	24,615	456,116
SkyWest, Inc.	8,601	377,584
United Continental Holdings, Inc. (a)	9,372	570,567
		4,604,887

Auto Components - 4.78%
Brembo SpA (b)	23,601	399,498
Cheng Shin Rubber Industry Co., Ltd. (b)	137,000	274,490
Cie Plastic Omnium SA (b)	10,854	464,309
Cooper Tire & Rubber Co. (g)	8,976	335,702
Cooper-Standard Holding, Inc. (a)(g)	2,818	326,803
Faurecia (b)	7,372	511,584
Goodyear Tire & Rubber Co.	16,052	533,729
Lear Corp.	5,680	983,094
Magna International, Inc. (b)	13,278	708,780
Tong Yang Industry Co., Ltd. (b)	183,000	374,176
		4,912,165

Automobiles - 4.63%
Fiat Chrysler Automobiles NV (b)	45,623	817,108
Ford Motor Co.	61,030	730,529
Geely Automobile Holdings, Ltd. (b)	245,000	695,730
General Motors Co.	21,934	885,695
Great Wall Motor Co., Ltd. (b)	251,500	311,273
Kia Motors Corp. (b)	5,380	148,847
Nissan Motor Co., Ltd. (b)	27,600	273,423
Renault SA (b)	3,444	338,397
Tata Motors, Ltd. - ADR (a)	17,613	550,758
		4,751,760

Banks - 5.65%
Banco do Brasil SA (b)	45,600	503,203
Banco Santander SA - ADR	51,306	356,064
Bank of America Corp.	20,541	520,509
Barclays Africa Group, Ltd. (b)	25,873	265,559
CIMB Group Holdings Bhd (b)	270,900	404,694
Credicorp, Ltd. (b)	1,900	389,538
Grupo Financiero Banorte SAB de CV (b)	53,000	364,888
Hana Financial Group, Inc. (b)	11,132	461,831
Krung Thai Bank PCL - NVDR	599,100	338,159
Nedbank Group, Ltd. (b)	21,314	318,916
Nordea Bank AB (b)	26,850	364,548
Taishin Financial Holding Co., Ltd. (b)	807,542	347,989
TMB Bank PCL - NVDR	4,506,800	340,917
Turkiye Is Bankasi - Class C (b)	166,215	316,266
Woori Bank (b)	32,490	507,227
		5,800,308

Capital Markets - 3.31%
BGC Partners, Inc. - Class A	29,975	433,738
China Everbright, Ltd. (b)	158,000	364,878
China Galaxy Securities Co., Ltd. (b)	485,000	427,378
Close Brothers Group PLC (b)	17,542	346,888
Goldman Sachs Group, Inc.	2,687	637,330
Lazard, Ltd. - Class A (b)	10,867	491,406
Morgan Stanley	14,478	697,405
		3,399,023

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	59

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 68.82% (continued)
Chemicals - 4.29%
Denka Co., Ltd. (b)	22,400	$738,827
Hyosung Corp. (b)	2,815	358,732
Lotte Chemical Corp. (b)	2,299	761,197
LyondellBasell Industries NV - Class A (b)	9,572	948,106
Tosoh Corp. (b)	52,000	1,173,752
Trinseo SA (b)	6,377	427,897
		4,408,511

Electronic Equipment, Instruments & Components - 4.91%
Arrow Electronics, Inc. (a)	5,374	432,123
Avnet, Inc.	8,585	337,391
Corning, Inc.	15,670	468,846
Hexagon AB - Class B (b)	8,722	432,682
Hon Hai Precision Industry Co., Ltd. (b)	147,800	513,296
Innolux Corp. (b)	1,129,000	528,468
Jabil, Inc. (g)	16,987	484,979
Kingboard Chemical Holdings, Ltd. (b)	120,500	641,758
Sanmina Corp. (a)	13,480	500,782
TDK Corp. (b)	4,600	312,584
Tech Data Corp. (a)	4,411	391,917
		5,044,826

Health Care Providers & Services - 4.28%
Anthem, Inc.	4,322	820,661
Centene Corp. (a)	11,783	1,140,241
Humana, Inc.	3,335	812,506
Magellan Health, Inc. (a)	6,555	565,696
Odontoprev SA (b)	109,000	526,562
Qualicorp SA (b)	45,000	533,098
		4,398,764

Household Durables - 5.07%
Barratt Developments PLC (b)	61,793	509,061
Bellway PLC (b)	12,958	573,200
CalAtlantic Group, Inc. (g)	13,847	507,216
Haseko Corp. (b)	41,800	557,795
MDC Holdings, Inc. (g)	14,366	477,095
Meritage Homes Corp. (a)(g)	11,594	514,773
PulteGroup, Inc. (g)	21,152	578,084
Redrow PLC (b)	65,641	521,156
Taylor Morrison Home Corp. - Class A (a)	20,874	460,272
TRI Pointe Group, Inc. (a)(g)	36,461	503,526
		5,202,178

Independent Power & Renewable Electricity Producers - 0.34%
Electric Power Development Co., Ltd. (b)	13,900	349,179

Insurance - 4.27%
CNO Financial Group, Inc. (g)	16,254	379,368
Dai-ichi Life Holdings, Inc. (b)	29,000	520,190
Legal & General Group PLC (b)	101,747	354,636
Lincoln National Corp.	4,892	359,464
Medibank Pvt, Ltd. (b)	185,211	424,945
Old Mutual PLC (b)	125,225	326,208
Phoenix Group Holdings (b)	34,687	351,576
Ping An Insurance Group Co. of China, Ltd. (b)	84,500	652,713
Prudential Financial, Inc.	4,428	470,785
Unum Group	10,619	542,950
		4,382,835

Internet Software & Services - 1.85%
Akamai Technologies, Inc. (a)	7,615	371,003
Alphabet, Inc. - Class A (a)	579	563,784
eBay, Inc. (a)	16,506	634,820
j2 Global, Inc. (g)	4,441	328,101
		1,897,708

60	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 68.82% (continued)
Metals & Mining - 2.39%
APERAM SA (b)	7,779	$407,659
BlueScope Steel, Ltd. (b)	67,833	585,976
Ferrexpo PLC (b)	114,016	446,732
Reliance Steel & Aluminum Co. (g)	3,556	270,861
Voestalpine AG (b)	8,626	439,885
Worthington Industries, Inc.	6,560	301,760
		2,452,873

Oil, Gas & Consumable Fuels - 1.14%
Adaro Energy Tbk PT (b)	2,542,200	345,092
Exxaro Resources, Ltd. (b)	42,409	386,176
Whitehaven Coal, Ltd. (b)	151,943	440,526
		1,171,794

Paper & Forest Products - 4.44%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	47,698
Domtar Corp.	9,222	400,143
Fibria Celulose SA - ADR	25,036	338,987
Lee & Man Paper Manufacturing, Ltd. (b)	353,000	454,200
Louisiana-Pacific Corp. (a)	22,910	620,403
Norbord, Inc. (b)	10,220	389,142
Sappi, Ltd. (b)	86,597	589,789
Stora Enso OYJ (b)	45,904	649,316
UPM-Kymmene OYJ (b)	12,073	327,552
West Fraser Timber Co., Ltd. (b)	12,846	741,264
		4,558,494

Real Estate Management & Development - 1.44%
Daiwa House Industry Co., Ltd. (b)	10,100	348,880
Hongkong Land Holdings, Ltd (b)	62,300	449,224
Realogy Holdings Corp. (g)	10,179	335,398
Vonovia SE (b)	8,101	345,001
		1,478,503

Semiconductors & Semiconductor Equipment - 8.28%
A-DATA Technology Co., Ltd. (b)	120,000	327,118
Amkor Technology, Inc. (a)(g)	51,259	540,782
Applied Materials, Inc.	11,102	578,303
ASM International NV (b)	9,274	586,471
Cirrus Logic, Inc. (a)	6,120	326,318
Dialog Semiconductor PLC (a)(b)	8,410	372,190
Dongbu HiTek Co., Ltd. (a)(b)	26,253	352,095
Jusung Engineering Co., Ltd. (a)(b)	43,229	538,435
KLA-Tencor Corp.	3,411	361,566
Kulicke & Soffa Industries, Inc. (a)(b)(g)	18,359	396,004
Lam Research Corp. (g)	3,217	595,274
Micron Technology, Inc. (a)	23,159	910,843
ON Semiconductor Corp. (a)(g)	27,238	503,086
Sanken Electric Co., Ltd. (b)	67,000	369,212
SCREEN Holdings Co., Ltd. (b)	5,500	382,058
STMicroelectronics NV - ADR (g)	24,236	470,663
Tokyo Seimitsu Co., Ltd. (b)	11,800	418,744
Ulvac, Inc. (b)	7,400	466,363
		8,495,525

Transportation Infrastructure - 0.34%
Zhejiang Expressway Co., Ltd. (b)	278,000	346,305

Wireless Telecommunication Services - 2.92%
China Mobile, Ltd. - ADR	9,676	489,315
Freenet AG (b)	13,702	458,557
KDDI Corp. (b)	33,900	893,603
Softbank Group Corp. (b)	14,200	1,151,568
		2,993,043

TOTAL COMMON STOCKS (Cost $59,320,314)		$70,648,681

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	61

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
PREFERRED STOCKS - 0.31%
Paper & Forest Products - 0.31%
Suzano Papel e Celulose SA - Class A (b)	54,900	$318,949
TOTAL PREFERRED STOCKS (Cost $249,771)		$318,949

INVESTMENT COMPANIES - 11.37%
Exchange-Traded Funds - 11.37%
CurrencyShares Japanese Yen Trust (a)(g)	24,360	$2,079,613
iShares Floating Rate Bond ETF (g)	40,787	2,077,690
iShares International Treasury Bond ETF (g)	32,620	1,606,535
iShares JP Morgan USD Emerging Markets Bond ETF (g)	6,698	779,781
iShares MBS ETF	9,805	1,050,116
SPDR Bloomberg Barclays International Treasury Bond ETF	127,061	3,569,143
SPDR Bloomberg Barclays Short-Term International Treasury Bond ETF	16,007	511,904
TOTAL INVESTMENT COMPANIES (Cost $11,383,428)		$11,674,782

	Principal Amount	Fair Value
CORPORATE BONDS - 3.70%
Banks - 1.41%
JPMorgan Chase & Co. 1.500%, 01/27/2025	$470,000	$575,515
Wells Fargo & Co. 1.125%, 10/29/2021	720,000	877,927
		1,453,442

Biotechnology - 0.72%
AbbVie, Inc. 2.850%, 05/14/2023	730,000	735,683

Diversified Telecommunication Services - 1.57%
AT&T, Inc. 3.400%, 05/15/2025	1,630,000	1,607,834
TOTAL CORPORATE BONDS (Cost $3,644,398)		$3,796,959

UNITED STATES TREASURY OBLIGATIONS - 3.43%
United States Treasury Notes - 3.43%
2.125%, 05/15/2025	$3,545,000	$3,522,013
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $3,478,541)		$3,522,013

62	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Principal Amount		Fair Value
FOREIGN GOVERNMENT BONDS - 3.30%
Argentina Republic Government International Bond 6.250%, 04/22/2019 (b)		$725,000	$763,062
Government of the United Kingdom 2.250%, 09/07/2023 (b)	GBP	630,000	909,484
Indonesia Government International Bond 5.875%, 03/13/2020 (b)(f)		$290,000	315,383
Korea International Bond 7.125%, 04/16/2019 (b)		$400,000	430,160
Poland Government International Bond 6.375%, 07/15/2019 (b)		$406,000	438,431
Turkey Government International Bond 7.500%, 11/07/2019 (b)		$490,000	533,855
TOTAL FOREIGN GOVERNMENT BONDS (Cost $3,326,800)			$3,390,375

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 7.00%
Money Market Funds - 7.00%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.908% (c)(h)	7,182,066	$7,182,066
TOTAL SHORT-TERM INVESTMENTS (Cost $7,182,066)		$7,182,066

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 10.95%
Mount Vernon Liquid Assets Portfolio, LLC, 1.320% (c) 11,234,557		$11,234,557
TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL (Cost 11,234,557)		$11,234,557
Total Investments (Cost $99,819,875) - 108.88%	$111,768,382
Liabilities in Excess of Other Assets - (8.88)% (h)	(9,114,098)
TOTAL NET ASSETS - 100.00%	$102,654,284

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2017.
(d)	Illiquid security. At September 30, 2017, the fair value of these securites total $47,698, which represents 0.05% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directros of Leuthold Funds, Inc.
(f)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2017, the market value of these securities total $315,383, which represents 0.31% of total net assets.

(g)
This security or a portion of this security was out on loan as of September 30, 2017. Total loaned securities had a value of $10,977,352 or 10.69% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 7.

(h)	All or a portion of the assets have been committed as collateral for open securites sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	63

Leuthold Global Fund

Consolidated Schedule of Investments (continued)
September 30, 2017

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$1,451,447	1.30%
Brazilian Real	1,881,812	1.68
British Pound	4,762,618	4.26
Canadian Dollar	1,770,660	1.58
Euro	7,502,694	6.71
Hong Kong Dollar	3,941,933	3.53
Indonesian Rupiah	345,092	0.31
Japanese Yen	7,956,178	7.12
Malaysian Ringgit	864,062	0.77
Mexican Peso	364,888	0.33
New Taiwan Dollar	2,365,537	2.12
South African Rand	1,560,440	1.40
South Korea Won	3,128,364	2.80
Swedish Krona	797,230	0.71
Thai Baht	679,076	0.61
Turkish Lira	316,266	0.28
US Dollar	72,080,085	64.49
Total Investments	$111,768,382	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Argentina	$763,062	0.68%
Australia	1,451,447	1.30
Austria	439,885	0.39
Bermuda	491,406	0.44
Brazil	2,220,799	1.99
Canada	2,479,440	2.22
China	2,481,097	2.22
Finland	976,868	0.87
France	1,314,290	1.18
Germany	1,552,391	1.39
Hong Kong	2,399,375	2.15
India	550,758	0.49
Indonesia	660,475	0.59
Italy	399,498	0.36
Japan	7,956,178	7.12
Jersey	351,576	0.31
Luxembourg	407,659	0.37
Malaysia	864,062	0.77
Mexico	364,888	0.33
Netherlands	586,471	0.52
Peru	389,538	0.35
Poland	438,431	0.39
Singapore	396,004	0.35
South Africa	1,560,440	1.40
South Korea	3,558,524	3.18
Spain	356,064	0.32
Sweden	797,230	0.71
Switzerland	917,395	0.82
Taiwan	2,365,537	2.12
Thailand	679,076	0.61
Turkey	850,121	0.76
United Kingdom	5,153,608	4.61
United States	65,594,789	58.69
Total Investments	$111,768,382	100.00%

64	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Securities Sold Short - (a)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 2.50%
Banks - 0.11%
First Republic Bank	407	$42,515
Investors Bancorp, Inc.	1,024	13,968
MB Financial, Inc.	313	14,091
People’s United Financial, Inc.	2,301	41,740
		112,314

Beverages - 0.08%
Anheuser-Busch InBev SA/NV - ADR	358	42,709
Monster Beverage Corp.	740	40,885
		83,594

Building Products - 0.04%
Johnson Controls International PLC	967	38,960

Capital Markets - 0.06%
FactSet Research Systems, Inc.	245	44,127
Interactive Brokers Group, Inc. - Class A	303	13,647
		57,774

Chemicals - 0.06%
Ashland Global Holdings, Inc.	676	44,204
GCP Applied Technologies, Inc.	496	15,227
		59,431

Commercial Services & Supplies - 0.07%
Cintas Corp.	298	42,995
Clean Harbors, Inc.	229	12,984
Ritchie Bros Auctioneers, Inc. (b)	451	14,261
		70,240

Communications Equipment - 0.02%
ViaSat, Inc.	341	21,933

Construction Materials - 0.04%
Vulcan Materials Co.	340	40,664

Containers & Packaging - 0.04%
Ball Corp.	1,085	44,810

Diversified Telecommunication Services - 0.04%
Zayo Group Holdings, Inc.	1,137	39,136

Electrical Equipment - 0.07%
Acuity Brands, Inc.	179	30,659
Emerson Electric Co.	617	38,772
		69,431

Energy Equipment & Services - 0.15%
Core Laboratories NV (b)	358	35,335
Dril-Quip, Inc.	823	36,335
Halliburton Co.	867	39,908
Schlumberger, Ltd. (b)	567	39,554
		151,132

Food Products - 0.15%
BRF SA - ADR	942	13,574
Conagra Brands, Inc.	1,048	35,359
Hormel Foods Corp.	1,199	38,536
Kellogg Co.	572	35,676
TreeHouse Foods, Inc.	482	32,646
		155,791

Health Care Equipment & Supplies - 0.15%
Abbott Laboratories	818	43,648
ABIOMED, Inc.	245	41,307
ICU Medical, Inc.	81	15,054
Insulet Corp.	268	14,761
Nevro Corp.	312	28,355
Penumbra, Inc.	147	13,274
		156,399

Hotels, Restaurants & Leisure - 0.08%
Hilton Worldwide Holdings, Inc.	630	43,754
Starbucks Corp.	624	33,515
		77,269
Industrial Conglomerates - 0.04%
3M Co.	198	41,560

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	65

Leuthold Global Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 2.50% (continued)
Insurance - 0.09%
Markel Corp.	44	$46,991
Willis Towers Watson PLC (b)	275	42,413
		89,404

Internet & Direct Marketing Retail - 0.10%
Amazon.com, Inc.	42	40,377
Ctrip.com International, Ltd. - ADR	779	41,084
TripAdvisor, Inc.	520	21,076
		102,537

Internet Software & Services - 0.02%
Cornerstone OnDemand, Inc.	402	16,325

Life Sciences Tools & Services - 0.04%
Illumina, Inc.	212	42,230

Machinery - 0.07%
Flowserve Corp.	807	34,370
Wabtec Corp.	565	42,799
		77,169

Media - 0.08%
Grupo Televisa SAB - ADR	1,484	36,610
IMAX Corp. (b)	1,322	29,943
News Corp. - Class A	1,029	13,645
		80,198

Metals & Mining - 0.03%
Franco-Nevada Corp. (b)	349	27,041

Multi-Utilities - 0.04%
Dominion Energy, Inc.	521	40,081

Oil, Gas & Consumable Fuels - 0.18%
Apache Corp.	800	36,640
Hess Corp.	711	33,339
Occidental Petroleum Corp.	642	41,223
PDC Energy, Inc.	571	27,996
RSP Permian, Inc.	1,273	44,033
		183,231

Pharmaceuticals - 0.01%
Nektar Therapeutics	626	15,024

Professional Services - 0.10%
Nielsen Holdings PLC (b)	1,046	43,357
Verisk Analytics, Inc.	520	43,259
WageWorks, Inc.	232	14,082
		100,698

Real Estate Investment Trusts (REITs) - 0.02%
Acadia Realty Trust	466	13,337
Education Realty Trust, Inc.	339	12,180
		25,517

Real Estate Management & Development - 0.01%
Kennedy-Wilson Holdings, Inc.	674	12,503

Semiconductors & Semiconductor
Equipment - 0.10%
Ambarella, Inc.	506	24,799
Cavium, Inc.	612	40,355
Inphi Corp.	1,044	41,437
		106,591

Software - 0.35%
CommVault Systems, Inc.	221	13,437
Guidewire Software, Inc.	611	47,572
Salesforce.com, Inc.	441	41,198
Splunk, Inc.	684	45,438
Symantec Corp.	1,291	42,358
Tableau Software, Inc. - Class A	630	47,181
Ultimate Software Group, Inc.	191	36,214
Workday, Inc. - Class A	391	41,207
Zendesk, Inc.	1,451	42,239
		356,844

Specialty Retail - 0.01%
Monro, Inc.	243	13,620

66	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 2.50% (continued)
Technology Hardware, Storage & Peripherals - 0.01%
Diebold Nixdorf, Inc.	503	$11,494

Water Utilities - 0.04%
American Water Works Co., Inc.	526	42,559
TOTAL COMMON STOCKS (Proceeds $2,534,666)		$2,563,504

INVESTMENT COMPANIES - 4.65%
Exchange-Traded Funds - 4.65%
iShares MSCI ACWI ETF	29,891	$2,057,099
iShares MSCI EAFE ETF	31,824	2,179,307
iShares MSCI Emerging Markets ETF	12,137	543,859
TOTAL INVESTMENT COMPANIES (Proceeds $4,651,346)		$4,780,265

TOTAL SECURITIES SOLD SHORT (Proceeds $7,186,012) - 7.15%		$7,343,769

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)  Non-income producing security.
(b)   Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	67

Leuthold Select Industries Fund

Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 95.85%
Aerospace & Defense - 4.67%
General Dynamics Corp.	410	$84,288
L3 Technologies, Inc.	552	104,013
Northrop Grumman Corp.	580	166,878
Raytheon Co.	887	165,496
Spirit AeroSystems Holdings, Inc. - Class A	1,275	99,093
Textron, Inc.	1,527	82,275
		702,043

Airlines - 5.50%
Alaska Air Group, Inc.	1,163	88,702
American Airlines Group, Inc.	3,114	147,884
Delta Air Lines, Inc.	3,625	174,797
Hawaiian Holdings, Inc. (a)	3,531	132,589
JetBlue Airways Corp. (a)	3,624	67,153
Southwest Airlines Co.	3,877	217,034
		828,159

Auto Components - 4.66%
American Axle & Manufacturing Holdings, Inc. (a)	3,553	62,462
BorgWarner, Inc.	2,592	132,788
Cooper Tire & Rubber Co.	1,668	62,383
Cooper-Standard Holding, Inc. (a)	569	65,987
Gentex Corp.	3,396	67,241
Lear Corp.	751	129,983
Magna International, Inc. (b)	2,191	116,956
Tenneco, Inc.	1,042	63,218
		701,018

Automobiles - 3.92%
Fiat Chrysler Automobiles NV (b)	6,692	119,854
Ford Motor Co.	9,885	118,323
General Motors Co.	2,981	120,373
Honda Motor Co., Ltd. - ADR	3,919	115,846
Toyota Motor Corp. - ADR	967	115,237
		589,633

Banks - 7.23%
Banco Macro SA - ADR	482	56,563
BB&T Corp.	1,692	79,422
CIT Group, Inc.	1,791	87,849
Citigroup, Inc.	1,139	82,851
Citizens Financial Group, Inc.	2,197	83,200
Credicorp, Ltd. (b)	382	78,318
Fifth Third Bancorp	2,838	79,407
First BanCorp (a)(b)	6,261	32,056
Grupo Financiero Galicia SA - ADR	1,225	63,136
IBERIABANK Corp.	797	65,474
KB Financial Group, Inc. - ADR	1,701	83,400
Regions Financial Corp.	5,348	81,450
SunTrust Banks, Inc.	1,364	81,526
TCF Financial Corp.	3,721	63,406
Umpqua Holdings Corp.	3,582	69,885
		1,087,943

Biotechnology - 3.53%
AbbVie, Inc.	1,859	165,190
Amgen, Inc.	684	127,532
Biogen, Inc. (a)	384	120,238
Gilead Sciences, Inc.	1,449	117,398
		530,358

Capital Markets - 5.20%
Ameriprise Financial, Inc.	721	107,076
Bank of New York Mellon Corp.	1,755	93,050
Evercore, Inc. - Class A	1,172	94,053
Federated Investors, Inc. - Class B	2,120	62,964
Franklin Resources, Inc.	2,037	90,667
Invesco, Ltd.	2,376	83,255
Morgan Stanley	1,208	58,189
State Street Corp.	1,002	95,731
T. Rowe Price Group, Inc.	1,077	97,630
		782,615

68	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 95.85% (continued)
Consumer Finance - 0.79%
Navient Corp.	4,582	$68,821
World Acceptance Corp. (a)	612	50,729
		119,550

Diversified Consumer Services - 0.35%
Adtalem Global Education, Inc.	1,480	53,058

Electronic Equipment, Instruments & Components - 7.46%
Arrow Electronics, Inc. (a)	2,030	163,232
Avnet, Inc.	2,614	102,730
Benchmark Electronics, Inc. (a)	2,160	73,764
Corning, Inc.	1,914	57,267
Flex, Ltd. (a)	9,945	164,789
Jabil, Inc.	6,836	195,168
Methode Electronics, Inc.	1,654	70,047
Plexus Corp. (a)	1,054	59,108
Sanmina Corp. (a)	2,572	95,550
Tech Data Corp. (a)	1,587	141,005
		1,122,660

Health Care Providers & Services - 6.47%
Aetna, Inc.	1,169	185,883
Anthem, Inc.	869	165,006
Centene Corp. (a)	1,695	164,025
Cigna Corp.	674	125,997
Humana, Inc.	525	127,906
UnitedHealth Group, Inc.	1,048	205,251
		974,068

Hotels, Restaurants & Leisure - 4.92%
Carnival Corp.	2,811	181,506
ILG, Inc.	3,424	91,524
Marriott Vacations Worldwide Corp.	677	84,307
Norwegian Cruise Line Holdings, Ltd. (a)	1,549	83,724
Royal Caribbean Cruises, Ltd.	1,310	155,287
Wyndham Worldwide Corp.	1,369	144,306
		740,654

Household Durables - 5.75%
CalAtlantic Group, Inc.	2,645	96,886
D.R. Horton, Inc.	5,086	203,084
M/I Homes, Inc. (a)	1,905	50,921
MDC Holdings, Inc.	1,999	66,387
Meritage Homes Corp. (a)	1,670	74,148
PulteGroup, Inc.	5,927	161,985
Taylor Morrison Home Corp. - Class A (a)	2,865	63,173
Toll Brothers, Inc.	3,598	149,209
		865,793

Insurance - 5.94%
Aflac, Inc.	1,388	112,969
CNO Financial Group, Inc.	3,240	75,621
Lincoln National Corp.	1,423	104,562
Manulife Financial Corp. (b)	5,121	103,905
MetLife, Inc.	1,679	87,224
Principal Financial Group, Inc.	1,629	104,810
Prudential Financial, Inc.	1,222	129,923
Sun Life Financial, Inc. (b)	1,640	65,305
Unum Group	2,152	110,032
		894,351

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	69

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 95.85% (continued)
IT Services - 9.12%
Accenture PLC - Class A (b)	1,223	$165,191
Amdocs, Ltd.	1,057	67,986
CACI International, Inc. - Class A (a)	464	64,659
CGI Group, Inc. - Class A (a)(b)	990	51,351
Cognizant Technology Solutions Corp. - Class A	1,050	76,167
Convergys Corp.	1,924	49,812
DST Systems, Inc.	1,515	83,143
Fiserv, Inc. (a)	1,282	165,327
International Business Machines Corp.	928	134,634
MasterCard, Inc. - Class A	1,405	198,386
Science Applications International Corp.	959	64,109
Visa, Inc. - Class A	1,991	209,533
Western Union Co.	2,163	41,530
		1,371,828

Multiline Retail - 0.67%
Target Corp.	1,720	101,497

Professional Services - 0.51%
ManpowerGroup, Inc.	646	76,112

Road & Rail - 4.09%
Canadian National Railway Co. (b)	1,230	101,906
CSX Corp.	2,641	143,301
Genesee & Wyoming, Inc. - Class A (a)	844	62,464
Kansas City Southern	886	96,290
Norfolk Southern Corp.	858	113,462
Union Pacific Corp.	843	97,763
		615,186

Semiconductors & Semiconductor Equipment - 10.94%
Applied Materials, Inc.	6,162	320,979
Cirrus Logic, Inc. (a)	829	44,202
Intel Corp.	1,907	72,619
KLA-Tencor Corp.	921	97,626
Kulicke & Soffa Industries, Inc. (a)(b)	2,495	53,817
Lam Research Corp.	2,078	384,513
MKS Instruments, Inc.	1,698	160,376
QUALCOMM, Inc.	934	48,419
SolarEdge Technologies, Inc. (a)(b)	3,463	98,869
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,301	86,402
Teradyne, Inc.	7,459	278,146
		1,645,968

Software - 3.87%
Activision Blizzard, Inc.	4,611	297,456
Electronic Arts, Inc. (a)	2,406	284,052
		581,508

Specialty Retail - 0.26%
Bed, Bath & Beyond, Inc.	1,649	38,702
TOTAL COMMON STOCKS (Cost $10,463,410)		$14,422,704

PREFERRED STOCKS - 1.56%
Banks - 1.56%
Banco Bradesco SA - ADR	7,351	$81,376
Bancolombia SA - ADR	1,555	71,203
Itau Unibanco Holding SA - ADR	5,980	81,926
TOTAL PREFERRED STOCKS (Cost $187,840)		$234,505

70	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 2.73%
Money Market Funds - 2.73%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.908% (c)	410,143	$410,143
TOTAL SHORT-TERM INVESTMENTS (Cost $410,143)		$410,143

Total Investments (Cost $11,061,393) - 100.14%		$15,067,352
Liabilities in Excess of Other Assets - (0.14)%		(21,486)
TOTAL NET ASSETS - 100.00%		$15,045,866

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	71

Leuthold Global Industries Fund

Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 97.99%
Airlines - 6.38%
Air Canada (a)(b)	4,734	$99,555
AirAsia Bhd (b)	87,300	71,396
Delta Air Lines, Inc.	2,212	106,663
Deutsche Lufthansa AG (b)	4,042	112,403
Hawaiian Holdings, Inc. (a)	897	33,682
International Consolidated Airlines Group SA (b)	7,862	62,513
JetBlue Airways Corp. (a)	3,689	68,357
SkyWest, Inc.	1,337	58,694
United Continental Holdings, Inc. (a)	1,391	84,684
		697,947

Auto Components - 6.71%
Brembo SpA (b)	3,535	59,838
Cheng Shin Rubber Industry Co., Ltd. (b)	20,000	40,072
Cie Plastic Omnium SA (b)	1,627	69,599
Cooper Tire & Rubber Co.	1,345	50,303
Cooper-Standard Holding, Inc. (a)	422	48,939
Faurecia (b)	1,105	76,682
Goodyear Tire & Rubber Co.	2,406	80,000
Lear Corp.	851	147,291
Magna International, Inc. (b)	1,990	106,226
Tong Yang Industry Co., Ltd. (b)	27,000	55,206
		734,156

Automobiles - 6.58%
Fiat Chrysler Automobiles NV (b)	6,849	122,666
Ford Motor Co.	9,490	113,595
Geely Automobile Holdings, Ltd. (b)	35,000	99,390
General Motors Co.	3,411	137,736
Great Wall Motor Co., Ltd. (b)	37,500	46,412
Kia Motors Corp. (b)	802	22,189
Nissan Motor Co., Ltd. (b)	4,100	40,617
Renault SA (b)	516	50,700
Tata Motors, Ltd. - ADR (a)	2,739	85,649
		718,954

Banks - 8.08%
Banco do Brasil SA (b)	6,800	75,039
Banco Santander SA - ADR	7,981	55,388
Bank of America Corp.	3,259	82,583
Barclays Africa Group, Ltd. (b)	4,023	41,292
CIMB Group Holdings Bhd (b)	40,600	60,652
Credicorp, Ltd. (b)	295	60,481
Grupo Financiero Banorte SAB de CV (b)	7,900	54,389
Hana Financial Group, Inc. (b)	1,731	71,813
Krung Thai Bank PCL - NVDR	89,800	50,687
Nedbank Group, Ltd. (b)	3,194	47,791
Nordea Bank AB (b)	4,177	56,712
Taishin Financial Holding Co., Ltd. (b)	120,757	52,037
TMB Bank PCL - NVDR	675,400	51,091
Turkiye Is Bankasi - Class C (b)	25,123	47,803
Woori Bank (b)	4,869	76,014
		883,772

Capital Markets - 4.70%
BGC Partners, Inc. - Class A	4,492	64,999
China Everbright, Ltd. (b)	24,000	55,425
China Galaxy Securities Co., Ltd. (b)	72,500	63,887
Close Brothers Group PLC (b)	2,629	51,988
Goldman Sachs Group, Inc.	418	99,145
Lazard, Ltd. - Class A (b)	1,629	73,663
Morgan Stanley	2,170	104,529
		513,636

72	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 97.99% (continued)
Chemicals - 6.10%
Denka Co., Ltd. (b)	3,400	$112,143
Hyosung Corp. (b)	422	53,778
Lotte Chemical Corp. (b)	344	113,898
LyondellBasell Industries NV - Class A (b)	1,434	142,038
Tosoh Corp. (b)	8,000	180,577
Trinseo SA (b)	956	64,148
		666,582

Electronic Equipment, Instruments & Components - 6.90%
Arrow Electronics, Inc. (a)	805	64,730
Avnet, Inc.	1,287	50,579
Corning, Inc.	2,348	70,252
Hexagon AB - Class B (b)	1,307	64,838
Hon Hai Precision Industry Co., Ltd. (b)	21,600	75,015
Innolux Corp. (b)	169,000	79,107
Jabil, Inc.	2,546	72,688
Kingboard Chemical Holdings, Ltd. (b)	18,000	95,864
Sanmina Corp. (a)	2,020	75,043
TDK Corp. (b)	700	47,567
Tech Data Corp. (a)	661	58,730
		754,413

Health Care Providers & Services - 6.19%
Anthem, Inc.	664	126,080
Centene Corp. (a)	1,822	176,315
Humana, Inc.	513	124,982
Magellan Health, Inc. (a)	1,004	86,645
Odontoprev SA (b)	16,700	80,675
Qualicorp SA (b)	6,900	81,742
		676,439

Household Durables - 7.34%
Barratt Developments PLC (b)	9,603	79,111
Bellway PLC (b)	2,014	89,090
CalAtlantic Group, Inc.	2,152	78,828
Haseko Corp. (b)	6,500	86,738
MDC Holdings, Inc.	2,233	74,158
Meritage Homes Corp. (a)	1,802	80,009
PulteGroup, Inc.	3,175	86,773
Redrow PLC (b)	10,201	80,991
Taylor Morrison Home Corp. - Class A (a)	3,133	69,082
TRI Pointe Group, Inc. (a)	5,666	78,247
		803,027

Independent Power & Renewable Electricity Producers - 0.48%
Electric Power Development Co., Ltd. (b)	2,100	52,754

Insurance - 6.03%
CNO Financial Group, Inc.	2,436	56,856
Dai-ichi Life Holdings, Inc. (b)	4,500	80,719
Legal & General Group PLC (b)	15,248	53,147
Lincoln National Corp.	717	52,685
Medibank Pvt, Ltd. (b)	27,757	63,685
Old Mutual PLC (b)	18,767	48,888
Phoenix Group Holdings (b)	5,198	52,685
Ping An Insurance Group Co. of China, Ltd. (b)	12,500	96,555
Prudential Financial, Inc.	664	70,597
Unum Group	1,633	83,495
		659,312

Internet Software & Services - 2.60%
Akamai Technologies, Inc. (a)	1,141	55,589
Alphabet, Inc. - Class A (a)	87	84,714
eBay, Inc. (a)	2,474	95,150
j2 Global, Inc.	666	49,204
		284,657

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	73

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 97.99% (continued)
Metals & Mining - 3.38%
APERAM SA (b)	1,166	$61,104
BlueScope Steel, Ltd. (b)	10,166	87,819
Ferrexpo PLC (b)	17,528	68,677
Reliance Steel & Aluminum Co.	533	40,599
Voestalpine AG (b)	1,293	65,937
Worthington Industries, Inc.	983	45,218
		369,354

Oil, Gas & Consumable Fuels - 1.65%
Adaro Energy Tbk PT (b)	390,800	53,049
Exxaro Resources, Ltd. (b)	6,520	59,371
Whitehaven Coal, Ltd. (b)	23,358	67,722
		180,142

Paper & Forest Products - 6.40%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	116,000	2,227
Domtar Corp.	1,434	62,221
Fibria Celulose SA - ADR	3,893	52,711
Lee & Man Paper Manufacturing, Ltd. (b)	55,000	70,768
Louisiana-Pacific Corp. (a)	3,522	95,376
Norbord, Inc. (b)	1,589	60,504
Sappi, Ltd. (b)	13,312	90,664
Stora Enso OYJ (b)	7,057	99,822
UPM-Kymmene OYJ (b)	1,877	50,925
West Fraser Timber Co., Ltd. (b)	1,975	113,965
		699,183

Real Estate Management & Development - 2.11%
Daiwa House Industry Co., Ltd. (b)	1,600	55,268
Hongkong Land Holdings, Ltd. (b)	9,700	69,944
Realogy Holdings Corp.	1,583	52,160
Vonovia SE (b)	1,260	53,660
		231,032

Semiconductors & Semiconductor Equipment - 11.77%
A-DATA Technology Co., Ltd. (b)	18,000	49,068
Amkor Technology, Inc. (a)	7,630	80,497
Applied Materials, Inc.	1,667	86,834
ASM International NV (b)	1,398	88,407
Cirrus Logic, Inc. (a)	952	50,761
Dialog Semiconductor PLC (a)(b)	1,308	57,886
Dongbu HiTek Co., Ltd. (a)(b)	4,084	54,773
Jusung Engineering Co., Ltd. (a)(b)	6,445	80,275
KLA-Tencor Corp.	500	53,000
Kulicke & Soffa Industries, Inc. (a)(b)	2,737	59,037
Lam Research Corp.	483	89,374
Micron Technology, Inc. (a)	3,560	140,015
ON Semiconductor Corp. (a)	4,291	79,255
Sanken Electric Co., Ltd. (b)	10,000	55,106
SCREEN Holdings Co., Ltd. (b)	800	55,572
STMicroelectronics NV - ADR	3,818	74,146
Tokyo Seimitsu Co., Ltd. (b)	1,800	63,876
Ulvac, Inc. (b)	1,100	69,324
		1,287,206

Transportation Infrastructure - 0.50%
Zhejiang Expressway Co., Ltd. (b)	44,000	54,811

Wireless Telecommunication Services - 4.09%
China Mobile, Ltd. - ADR	1,450	73,326
Freenet AG (b)	2,053	68,707
KDDI Corp. (b)	5,100	134,436
Softbank Group Corp. (b)	2,100	170,302
		446,771
TOTAL COMMON STOCKS (Cost $8,909,149)		$10,714,148

74	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2017

	Shares	Fair Value
PREFERRED STOCKS - 0.45%
Paper & Forest Products - 0.45%
Suzano Papel e Celulose SA - Class A (b)	8,500	$49,382
TOTAL PREFERRED STOCKS (Cost $38,671)		$49,382

INVESTMENT COMPANIES - 0.97%

Exchange-Traded Funds - 0.97%
iShares Core MSCI EAFE ETF	657	$42,160
iShares Core MSCI Emerging Markets ETF	406	21,932
SPDR S&P 500 ETF Trust	167	41,955
TOTAL INVESTMENT COMPANIES (Cost $93,779)		$106,047

SHORT-TERM INVESTMENTS - 0.66%

Money Market Funds - 0.66%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.908% (c)	71,833	$71,833
TOTAL SHORT-TERM INVESTMENTS (Cost $71,833)		$71,833

Total Investments (Cost $9,113,432) - 100.07%		$10,941,410
Liabilities in Excess of Other Assets - (0.07)%		(7,977)
TOTAL NET ASSETS - 100.00%		$10,933,433

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2017.
(d)	Illiquid security. The fair value of these securities total $2,227 which represents 0.02% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	75

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2017

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$219,225	2.00%
Brazilian Real	286,838	2.62
British Pound	587,090	5.37
Canadian Dollar	274,024	2.50
Euro	915,671	8.37
Hong Kong Dollar	585,338	5.35
Indonesian Rupiah	53,049	0.48
Japanese Yen	1,204,999	11.01
Malaysian Ringgit	132,048	1.21
Mexican Peso	54,389	0.50
New Taiwan Dollar	350,504	3.20
South African Rand	239,118	2.19
South Korea Won	472,741	4.32
Swedish Krona	121,550	1.11
Thai Baht	101,778	0.93
Turkish Lira	47,803	0.44
US Dollar	5,295,245	48.40
Total Investments	$10,941,410	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Australia	$219,225	2.00%
Austria	65,937	0.60
Bermuda	73,663	0.67
Brazil	339,549	3.10
Canada	380,250	3.47
China	363,281	3.32
Finland	150,747	1.38
France	196,982	1.80
Germany	234,770	2.15
Hong Kong	365,327	3.34
India	85,649	0.78
Indonesia	53,049	0.48
Italy	59,838	0.55
Japan	1,204,999	11.01
Jersey	52,685	0.48
Luxembourg	61,104	0.56
Malaysia	132,048	1.21
Mexico	54,389	0.50
Netherlands	88,407	0.81
Peru	60,481	0.55
Singapore	59,037	0.54
South Africa	239,118	2.19
South Korea	472,741	4.32
Spain	55,388	0.51
Sweden	121,550	1.11
Switzerland	142,823	1.31
Taiwan	350,504	3.20
Thailand	101,778	0.93
Turkey	47,803	0.44
United Kingdom	646,280	5.91
United States	4,462,008	40.78
Total Investments	$10,941,410	100.00%

76	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Investments
September 30, 2017
	Shares	Fair Value
SHORT-TERM INVESTMENTS - 84.74%
Money Market Funds - 84.74%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.908% (a)(b)	174,298,921	$174,298,921
TOTAL SHORT-TERM INVESTMENTS (Cost $174,298,921)		$174,298,921

Total Investments (Cost $174,298,921) - 84.74%		$174,298,921
Other Assets in Excess of Liabilities - 15.26% (b)		31,399,352
TOTAL NET ASSETS - 100.00%		$205,698,273

Percentages are stated as a percent of net assets.
(a)	The rate quoted is the annualized seven-day yield as of September 30, 2017.
(b)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	77

Grizzly Short Fund

Schedule of Securities Sold Short - (a)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 98.14%
Banks - 4.31%
First Republic Bank	32,093	$3,352,435
Investors Bancorp, Inc.	80,723	1,101,062
MB Financial, Inc.	24,957	1,123,564
People’s United Financial, Inc.	181,094	3,285,045
		8,862,106

Beverages - 3.20%
Anheuser-Busch InBev SA/NV - ADR	28,163	3,359,846
Monster Beverage Corp.	58,291	3,220,578
		6,580,424

Building Products - 1.49%
Johnson Controls International PLC	76,138	3,067,600

Capital Markets - 2.22%
FactSet Research Systems, Inc.	19,321	3,479,905
Interactive Brokers Group, Inc. - Class A	24,150	1,087,716
		4,567,621

Chemicals - 2.27%
Ashland Global Holdings, Inc.	53,215	3,479,729
GCP Applied Technologies, Inc.	38,970	1,196,379
		4,676,108

Commercial Services & Supplies - 2.68%
Cintas Corp.	23,415	3,378,316
Clean Harbors, Inc.	18,011	1,021,224
Ritchie Bros Auctioneers, Inc. (b)	35,531	1,123,490
		5,523,030

Communications Equipment - 0.84%
ViaSat, Inc.	26,853	1,727,185

Construction Materials - 1.57%
Vulcan Materials Co.	27,043	3,234,343

Containers & Packaging - 1.72%
Ball Corp.	85,471	3,529,952

Diversified Telecommunication Services - 1.50%
Zayo Group Holdings, Inc.	89,731	3,088,541

Electrical Equipment - 2.66%
Acuity Brands, Inc.	14,081	2,411,794
Emerson Electric Co.	48,681	3,059,114
		5,470,908

Energy Equipment & Services - 5.79%
Core Laboratories NV (b)	28,163	2,779,688
Dril-Quip, Inc.	64,840	2,862,686
Halliburton Co.	68,279	3,142,882
Schlumberger, Ltd. (b)	44,701	3,118,342
		11,903,598

Food Products - 5.97%
BRF SA - ADR	74,337	1,071,196
ConAgra Brands, Inc.	82,524	2,784,360
Hormel Foods Corp.	94,477	3,036,491
Kellogg Co.	45,028	2,808,396
TreeHouse Foods, Inc.	37,987	2,572,860
		12,273,303

Health Care Equipment & Supplies - 6.00%
Abbott Laboratories	64,513	3,442,414
ABIOMED, Inc.	19,316	3,256,677
ICU Medical, Inc.	6,386	1,186,838
Insulet Corp.	21,122	1,163,400
Nevro Corp.	24,561	2,232,104
Penumbra, Inc.	11,669	1,053,711
		12,335,144

Hotels, Restaurants & Leisure - 2.96%
Hilton Worldwide Holdings, Inc.	49,613	3,445,623
Starbucks Corp.	49,121	2,638,289
		6,083,912

78	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 98.14% (continued)
Industrial Conglomerates - 1.59%
3M Co.	15,555	$3,264,994

Insurance - 3.41%
Markel Corp.	3,439	3,672,783
Willis Towers Watson PLC (b)	21,613	3,333,373
		7,006,156

Internet & Direct Marketing Retail - 3.91%
Amazon.com, Inc.	3,275	3,148,421
Ctrip.com International, Ltd. - ADR	61,402	3,238,341
TripAdvisor, Inc.	40,935	1,659,096
		8,045,858

Internet Software & Services - 0.62%
Cornerstone OnDemand, Inc.	31,601	1,283,317

Life Sciences Tools & Services - 1.62%
Illumina, Inc.	16,701	3,326,839

Machinery - 2.96%
Flowserve Corp.	63,530	2,705,742
Wabtec Corp.	44,537	3,373,678
		6,079,420

Media - 3.07%
Grupo Televisa SAB - ADR	116,745	2,880,099
IMAX Corp. (b)	104,138	2,358,726
News Corp. - Class A	80,887	1,072,561
		6,311,386

Metals & Mining - 1.03%
Franco-Nevada Corp. (b)	27,344	2,118,613

Multi-Utilities - 1.53%
Dominion Energy, Inc.	40,935	3,149,130

Oil, Gas & Consumable Fuels - 7.01%
Apache Corp.	63,039	2,887,186
Hess Corp.	55,998	2,625,746
Occidental Petroleum Corp.	50,595	3,248,705
PDC Energy, Inc.	44,864	2,199,682
RSP Permian, Inc.	100,208	3,466,195
		14,427,514

Pharmaceuticals - 0.57%
Nektar Therapeutics	49,285	1,182,840

Professional Services - 3.85%
Nielsen Holdings PLC (b)	82,360	3,413,822
Verisk Analytics, Inc.	40,935	3,405,383
WageWorks, Inc.	18,175	1,103,222
		7,922,427

Real Estate Investment Trusts (REITs) - 0.98%
Acadia Realty Trust	36,677	1,049,695
Education Realty Trust, Inc.	26,689	958,936
		2,008,631

Real Estate Management & Development - 0.48%
Kennedy-Wilson Holdings, Inc.	53,051	984,096

Semiconductors & Semiconductor Equipment - 4.08%
Ambarella, Inc.	39,788	1,950,010
Cavium, Inc.	48,264	3,182,528
Inphi Corp.	82,197	3,262,399
		8,394,937

See Notes to the Financial Statements.	The Leuthold Funds - 2017 Annual Report	79

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 98.14% (continued)
Software - 13.66%
CommVault Systems, Inc.	17,356	$1,055,245
Guidewire Software, Inc.	48,139	3,748,103
Salesforce.com, Inc.	34,713	3,242,888
Splunk, Inc.	53,870	3,578,584
Symantec Corp.	101,681	3,336,154
Tableau Software, Inc. - Class A	49,613	3,715,518
Ultimate Software Group, Inc.	15,064	2,856,134
Workday, Inc. - Class A	30,783	3,244,220
Zendesk, Inc.	114,289	3,326,953
		28,103,799

Specialty Retail - 0.52%
Monro, Inc.	19,157	1,073,750

Technology Hardware, Storage & Peripherals - 0.44%
Diebold Nixdorf, Inc.	39,625	905,431

Water Utilities - 1.63%
American Water Works Co., Inc.	41,426	3,351,778
TOTAL COMMON STOCKS (Proceeds $203,032,353)		$201,864,691

TOTAL SECURITIES SOLD SHORT (Proceeds $203,032,353) - 98.14%		$201,864,691

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

80	The Leuthold Funds - 2017 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Notes to the Financial Statements

1.	ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Funds are considered investment companies under, and follow the accounting and reporting guidance in, Accounting Standards Codification Topic 946 – Investment Companies. Leuthold Weeden Capital Management is the investment adviser (the“Adviser”).  The Company consists of five series (each series a “Fund” and collectively the“Funds”):

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006
Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long-term	7/1/2008	4/30/2008
Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a
Leuthold Global Industries Fund	Seeks capital appreciation and dividend income	5/17/2010	5/17/2010
Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fess and expenses, including distribution and shareholder servicing fees, may differ among classes.  Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)  Investment Valuation – Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as“NASDAQ”) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market, and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Exchange-traded options are valued at the last reported sale price priced on the primary exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange-traded options are valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. Shares of open-end investment companies (other than shares of an exchange-traded fund traded on domestic securities exchanges or on NASDAQ) are valued at one of the following prices (as determined by the Adviser): (a) the net

The Leuthold Funds - 2017 Annual Report	81

The Leuthold Funds

asset value announced by such open-end investment company following the close of business on the day a Fund’s net asset value is to be calculated; (b) the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated; or (c) a value determined by the Adviser by adding to, or subtracting from, the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated, an amount equal to the Adviser’s estimate of the effect of changes in the market prices for the types of securities held by such investment company.  Other assets, including securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors (“Directors”) pursuant to the Funds’ “Pricing and Valuation Guidelines.”

The Funds may invest in foreign securities. (Foreign securities may be priced at the closing price reported on the foreign exchange on which they are principally traded.) Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (“NYSE”). The Directors have approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Directors. Some of the factors which may be considered by the Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium, and other industrial and precious metals. Metals not traded on an exchange are valued at the mean between the closing bid and asked prices as obtained from a reputable pricing source. As of September 30, 2017, none of the Funds held physical metals.

b)
Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

82	The Leuthold Funds - 2017 Annual Report

The Leuthold Funds

The following is a summary of the inputs used to value the Funds’ investments and securities sold short as of September 30, 2017:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$25,614,686	$—	$—	$25,614,686
Air Freight & Logistics	—	204,764	—	204,764
Airlines	30,595,583	124,762	—	30,720,345
Auto Components	24,946,682	2,267,771	—	27,214,453
Automobiles	21,028,096	1,483,494	—	22,511,590
Banks	39,404,466	5,886,430	—	45,290,896
Biotechnology	18,843,375	—	—	18,843,375
Building Products	—	309,735	—	309,735
Capital Markets	28,011,115	—	—	28,011,115
Chemicals	468,638	2,525,207	6,437	3,000,282
Communications Equipment	—	555,652	—	555,652
Construction Materials	—	234,275	—	234,275
Consumer Finance	4,187,229	—	—	4,187,229
Diversified Consumer Services	2,118,510	—	—	2,118,510
Diversified Financial Services	—	318,805	—	318,805
Diversified Telecommunication Services	442,485	409,509	—	851,994
Electric Utilities	—	169,327	—	169,327
Electronic Equipment, Instruments & Components	40,944,031	1,884,548	—	42,828,579
Food & Staples Retailing	—	291,305	—	291,305
Food Products	430,149	786,037	—	1,216,186
Health Care Providers & Services	36,112,766	—	—	36,112,766
Hotels, Restaurants & Leisure	26,434,133	—	—	26,434,133
Household Durables	31,269,858	626,231	—	31,896,089
Independent Power & Renewable Electricity Producers	—	462,715	—	462,715
Industrial Conglomerates	—	264,450	—	264,450
Insurance	32,265,875	2,978,467	—	35,244,342
Internet Software & Services	2,611,032	2,207,895	—	4,818,927
IT Services	50,350,064	364,192	—	50,714,256
Metals & Mining	—	1,358,791	—	1,358,791
Multiline Retail	3,615,248	—	—	3,615,248
Oil, Gas & Consumable Fuels	—	2,476,641	—	2,476,641
Paper & Forest Products	—	1,030,716	—	1,030,716
Pharmaceuticals	—	951,295	—	951,295
Professional Services	2,728,711	—	—	2,728,711
Real Estate Investment Trusts (REITs)	178,814	—	—	178,814
Real Estate Management & Development	—	1,723,711	—	1,723,711
Road & Rail	21,723,587	—	—	21,723,587
Semiconductors & Semiconductor Equipment	59,127,953	5,425,238	—	64,553,191
Software	21,340,526	—	—	21,340,526
Specialty Retail	1,390,903	967,040	—	2,357,943
Technology Hardware, Storage & Peripherals	—	1,218,969	—	1,218,969
Tobacco	216,201	—	—	216,201
Transportation Infrastructure	446,853	430,287	—	877,140
Water Utilities	428,098	—	—	428,098
Wireless Telecommunication Services	250,170	—	—	250,170
Total Common Stocks	527,525,837	39,938,259	6,437	567,470,533

The Leuthold Funds - 2017 Annual Report	83

The Leuthold Funds

Leuthold Core Investment Fund  (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Preferred Stocks	$10,056,077	$—	$—	$10,056,077
Exchange-Traded Funds	104,398,888	—	—	104,398,888
Corporate Bonds	—	30,178,083	—	30,178,083
United States Treasury Obligation	—	27,168,678	—	27,168,678
Foreign Government Bonds	—	19,166,460	—	19,166,460
Rights	—	5,314	—	5,314
Money Market Funds	77,396,775	—	—	77,396,775
Investments Purchased as Securites Lending Collateral*	—	—	—	74,692,474
Total Investments in Securities	$719,377,577	$116,456,794	$6,437	$910,533,282

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$32,485,913	$—	$—	$32,485,913
Exchange-Traded Funds	25,478,993	—	—	25,478,993
Total Securities Sold Short	$57,964,906	$—	$—	$57,964,906

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. The following is a summary of transfers for the year ended September 30, 2017:

	Level 1	Level 2	Level 3
Transfers into:	$—	$548,611	$—
Transfers out of:	(548,611)	—	—
Net Transfers into and/or out of:	$(548,611)	$548,611	$—

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Core Investment Fund	Investment in Securities at Fair Value
Balance as of September 30, 2016	$6,482
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(45	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2017	$6,437	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2017:	$(45)

*     Unrealized depreciation is due to a change in foreign currency exchange rate.

(1)    The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011.  The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price.  The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 2.95.  Significant changes in the discount rate may result in a change in fair value measurement.  For the duration of the period the discount was 95%.

84	The Leuthold Funds - 2017 Annual Report

The Leuthold Funds

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$2,973,009	$1,631,878	$—	$4,604,887
Auto Components	2,888,108	2,024,057	—	4,912,165
Automobiles	2,984,090	1,767,670	—	4,751,760
Banks	2,134,202	3,666,106	—	5,800,308
Capital Markets	2,259,879	1,139,144	—	3,399,023
Chemicals	1,376,003	3,032,508	—	4,408,511
Electronic Equipment, Instruments & Components	2,616,038	2,428,788	—	5,044,826
Health Care Providers & Services	4,398,764	—	—	4,398,764
Household Durables	3,562,122	1,640,056	—	5,202,178
Independent Power & Renewable Electricity Producers	—	349,179	—	349,179
Insurance	1,752,567	2,630,268	—	4,382,835
Internet Software & Services	1,897,708	—	—	1,897,708
Metals & Mining	1,019,353	1,433,520	—	2,452,873
Oil, Gas & Consumable Fuels	—	1,171,794	—	1,171,794
Paper & Forest Products	2,489,939	2,020,857	47,698	4,558,494
Real Estate Management & Development	335,398	1,143,105	—	1,478,503
Semiconductors & Semiconductor Equipment	4,682,839	3,812,686	—	8,495,525
Transportation Infrastructure	—	346,305	—	346,305
Wireless Telecommunication Services	489,315	2,503,728	—	2,993,043
Total Common Stocks	37,859,334	32,741,649	47,698	70,648,681
Preferred Stocks	318,949	—	—	318,949
Exchange-Traded Funds	11,674,782	—	—	11,674,782
Corporate Bonds	—	3,796,959	—	3,796,959
United States Treasury Obligation	—	3,522,013	—	3,522,013
Foreign Government Bonds	—	3,390,375	—	3,390,375
Money Market Funds	7,182,066	—	—	7,182,066
Investments Purchased as Securites Lending Collateral*	—	—	—	11,234,557
Total Investments in Securities	$57,035,131	$43,450,996	$47,698	$111,768,382

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$2,563,504	$—	$—	$2,563,504
Exchange-Traded Funds	4,780,265	—	—	4,780,265
Total Securities Sold Short	$7,343,769	$—	$—	$7,343,769

The Leuthold Funds - 2017 Annual Report	85

The Leuthold Funds

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  The following is summary of transfers for the year ended September 30, 2017:

	Level 1	Level 2	Level 3
Transfers into:	$521,156	$—	$—
Transfers out of:	—	(521,156)	—
Net Transfers into and/or out of:	$521,156	$(521,156)	$—

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in
Securities at
Leuthold Global Fund	Fair Value
Balance as of September 30, 2016	$48,038
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(340)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2017	$47,698 (1)

Change in net unrealized appreciation (depreciation) during the period for Level 3 investments held at September 30, 2017:	$(340)
*	Unrealized appreciation is due to a change in foreign currency exchange rate.

(1)
The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011.  The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price.  The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 2.95 2.95.  Significant changes in the discount rate may result in a change in fair value measurement.  For the duration of the period the discount was 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$14,422,704	$—	$—	$14,422,704
Preferred Stocks	234,505	—	—	234,505
Money Market Funds	410,143	—	—	410,143
Total Investments in Securities	$15,067,352	$—	$—	$15,067,352

The Fund did not invest in any Level 3 securities or have any transfers into or out of Level 1 or Level 2 during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$451,635	$246,312	$—	$697,947
Auto Components	432,759	301,397	—	734,156
Automobiles	459,646	259,308	—	718,954
Banks	327,880	555,892	—	883,772
Capital Markets	342,336	171,300	—	513,636
Chemicals	206,186	460,396	—	666,582
Electronic Equipment, Instruments & Components	392,022	362,391	—	754,413
Health Care Providers & Services	676,439	—	—	676,439
Household Durables	548,088	254,939	—	803,027
Independent Power & Renewable Electricity Producers	—	52,754	—	52,754
Insurance	263,633	395,679	—	659,312
Internet Software & Services	284,657	—	—	284,657
Metals & Mining	154,494	214,860	—	369,354
Oil, Gas & Consumable Fuels	—	180,142	—	180,142
Paper & Forest Products	384,777	312,179	2,227	699,183
Real Estate Management & Development	52,160	178,872	—	231,032
Semiconductors & Semiconductor Equipment	712,919	574,287	—	1,287,206
Transportation Infrastructure	—	54,811	—	54,811
Wireless Telecommunication Services	73,326	373,445	—	446,771
Total Common Stocks	5,762,957	4,948,964	2,227	10,714,148
Preferred Stocks	49,382	—	—	49,382
Exchange-Traded Funds	106,047	—	—	106,047
Money Market Funds	71,833	—	—	71,833
Total Investments in Securities	$5,990,219	$4,948,964	$2,227	$10,941,410

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. The following is a summary of transfers for the year ended September 30, 2017:

	Level 1	Level 2	Level 3
Transfers into:	$80,991	$—	$—
Transfers out of:	—	(80,991)	—
Net Transfers into and/or out of:	$80,991	$(80,991)	$—

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

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The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Global Industries Fund	Investment in Securities at Fair Value
Balance as of September 30, 2016	$2,243
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(16	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2017	$2,227	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2017:	$(16)
* Unrealized depreciation is due to a change in foreign currency exchange rate.

(1)   The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011.  The security is valued at fair value as determined in good faith by the Directors.  The Adviser submits a report to the Directors setting forth the factors considered in determining the price.  The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 2.95.  Significant changes in the discount rate may result in a change in fair value measurement.  For the duration of the period the discount was 95%.

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$174,298,921	$—	$—	$174,298,921
Total Investments in Securities	$174,298,921	$—	$—	$174,298,921

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$201,864,691	$—	$—	$201,864,691
Total Securities Sold Short	$201,864,691	$—	$—	$201,864,691

The Fund did not invest in any Level 3 securities or have any transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments and Securities Sold Short.

c)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as  “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.  The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The tax character of distributions paid during the fiscal years ended September 30, 2017 and 2016 was as follows:

Year Ended September 30, 2017
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$854,085	$395,482	$—	$154,354	$—
Long-Term Capital Gain*	3,823,839	11,393,102	—	309,089	—
Return of Capital	—	—	—	—	—
Total accumulated earnings	$4,677,924	$11,788,584	$—	$463,443	$—

Year Ended September 30, 2016
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$—	$—	$5,500	$100,430	$—
Long Term Capital Gain*	33,817,733	11,271,230	168,405	637,904	—
Return of Capital	—	—	14,196	—	—
Total Distribution Paid	$33,817,733	$11,271,230	$188,101	$738,334	$—

*	The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or 0-percent rate, depending on the shareholder’s taxable income).

At September 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Undistributed Ordinary Income	$1,613	$3,185,192	$—	$433,308	$—
Undistributed long-term gains	26,947,568	5,034,661	552,698	440,582	—
Distributable earnings	26,949,181	8,219,853	552,698	873,890	—
Capital loss carryover and late-year losses	—	—	(14,651)	—	(234,764,694)
Other accumulated gains (losses)	5,554	(29,212)	—	(752)	—
Unrealized appreciation	171,762,774	11,477,746	3,976,256	1,804,495	772,740
Total accumulated earnings (deficit)	$198,717,509	$19,668,387	$4,514,303	$2,677,633	$(233,991,954)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.  These differences are primarily due to partnership adjustments and securities sold short.

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Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2017, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Leuthold Core Investment Fund	$(714,728)	$3,305,801	$(2,591,073)
Leuthold Global Fund	(196,335)	189,332	7,003
Leuthold Select Industries Fund	9,173	(48)	(9,125)
Leuthold Global Industries Fund	6,207	(5,685)	(522)
Grizzly Short Fund	6,083,196	(74,420)	(6,008,776)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years.  Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized.  If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used.  As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused.  Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Expires 09/30/18	—	—	—	—	(18,663,090)
Expires 09/30/19	—	—	—	—	(25,380,935)
Unlimited Short-Term	—	—	—	—	(188,555,983)

The  Leuthold Select Industries Fund and Grizzly Short Fund intend to defer and treat $14,651 and $2,164,686, respectively, of qualified late-year ordinary losses incurred during the fiscal year ended September 30, 2017 as arising on the first day of the fiscal year ending September 30, 2018.

As of September 30, 2017, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2017, the Funds did not incur any interest or penalties.

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d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)
Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund – The Leuthold Core Investment Fund and Leuthold Global Fund may invest up to 25% of their total assets in their subsidiaries, Leuthold Core, Ltd. and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information. As of the year ended September 30, 2017, no assets were held in the Subsidiaries.

g)
Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund’s collateral at broker for securities sold short is with one major security dealer.

h)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. The Funds utilize an identified lot approach to transactions. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors’ fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

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j)
Counterparty Risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)
Recent Accounting Pronouncements – In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. Management concluded that the final rules do not have a material impact on the Funds’ financial statements and disclosures.

l)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

2.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and securities sold short, for the year ended September 30, 2017 are summarized below:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund
Purchases	$384,847,690	$69,167,671	$8,418,073	$9,114,049
Sales	487,387,394	152,267,864	9,011,415	11,770,886

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2017, gross unrealized appreciation and depreciation of investments and cost of investments (including securities sold short) for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Tax cost of investments	$680,817,683	$92,966,201	$11,091,096	$9,137,810	$(28,338,510)
Gross unrealized appreciation	179,694,909	14,046,700	4,115,168	2,013,753	8,298,917
Gross unrealized depreciation	(7,932,135)	(2,568,954)	(138,912)	(209,258)	(7,526,177)
Net unrealized appreciation	$171,762,774	$11,477,746	$3,976,256	$1,804,495	$772,740

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company transactions.

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The Leuthold Core Investment Fund owned 5% or more of the voting securities of the following companies during the year ended September 30, 2017. As a result, these companies are deemed to be affiliates of the Leuthold Core Investment Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Leuthold Core Investment Fund
Share Activity

Security Name	Balance 09/30/16	Purchases	Sales	Balance 09/30/17	Dividend Income		Fair Value at 09/30/17	Change in Unrealized Appreciation
Currency Shares Japanese Yen Trust	49,899	177,579	39,684	187,794	$	.—	$16,031,974	$56,308

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s average daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
0.90%	0.90%*	1.00%	1.00%	1.25%

* The Leuthold Global Fund reduced its contractual advisory fee from 1.10% to 0.90% effective February 13, 2017.

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’  other expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on securities sold short, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund Retail Class	Leuthold Global Industries Fund Institutional Class	Grizzly Short Fund
1.25%	1.85%	1.50%	1.50%	1.25%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

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Amounts subject to future recoupment as of September 30, 2017 are as follows:

Leuthold Select Industries Fund		Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2018	$31,187	9/30/2018	$128,120
9/30/2019	29,664	9/30/2019	127,058
9/30/2020	40,903	9/30/2020	122,114

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

4.
DISTRIBUTION PLAN
The Leuthold Global Fund – Retail Class and Leuthold Global Industries Fund – Retail Class have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Directors. To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

5.
INDEMNIFICATIONS
The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote

6.
ILLIQUID SECURITIES
Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

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7.  LENDING PORTFOLIO SECURITIES
The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Funds equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

As of September 30, 2017, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of Securities on Loan	Payable on Collateral Received
Leuthold Core Investment Fund	$73,267,883	$74,692,474
Leuthold Global Fund	10,977,352	11,234,557

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REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short (as applicable), of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, and Grizzly Short Fund (collectively, the Funds), as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Leuthold Funds, Inc. at September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 22, 2017

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ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2017, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows:  Leuthold Core Investment Fund 100.00%, Leuthold Global Fund 42.68%, and Leuthold Global Industries Fund 57.22%.

The percentage of dividend income distributed for the year ended September 30, 2017, designated as qualified dividends received deduction available to corporate shareholders, is as follows:  Leuthold Core Investment Fund 100.00%, Leuthold Global Fund 15.19%, and Leuthold Global Industries Fund 28.38%.

The Leuthold Global Industries Fund designated 0.07% of its ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2017.  The Leuthold Global Fund and Leuthold Global Industries Fund designated 70.85% and 57.89%, respectively, of their ordinary distributions paid as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended September 30, 2017.

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ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	None

Paul M. Kelnberger (1943) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since1995	Retired Partner of Johnson, West & Co., PLC (currently Boeckermann, Grafstrom & Mayer, LLC) Certified Public Accountants	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies and PREDEX.	5	Piper Jaffray Companies and PREDEX

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ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Interested Directors (and Officers)

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

John C. Mueller (1968) 33 South Sixth Street Suite 4600	Director	Indefinite, Director since 2009	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for	5	None
Minneapolis, MN 55402	President	One year term, President since 2011	The Leuthold Group since 2001.

Holly J. Weiss (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009	Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011.	N/A	N/A

Roger A. Peters (1960) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson (1965) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’  Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’  website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

The Leuthold Funds - 2017 Annual Report	99

The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital Management,
Minneapolis, Minnesota

Administrator, Transfer Agent,
Fund Accountant,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Milwaukee, Wisconsin

Custodian:
U.S. Bank, N.A.,
Milwaukee, Wisconsin

Counsel:
Foley & Lardner, LLP,
Milwaukee, Wisconsin

Independent Registered
Public Accounting Firm:
Ernst & Young LLP,
Minneapolis, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$206,000	$196,300
Audit-Related Fees	$0	$0
Tax Fees	$14,800	$14,100
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)
If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities;

(2)
All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) ("revenue split"); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant's most recent fiscal year.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)* /s/ John Mueller
                                             John Mueller, President

Date  December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* )* /s/ John Mueller
                                                  John Mueller, President

Date  December 6, 2017

By (Signature and Title)* /s/ Holly Weiss
                                             Holly Weiss, Treasurer

Date  December 6, 2017

* Print the name and title of each signing officer under his or her signature.